UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Preferred and Income Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2018

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2018

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen LLC, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management (Spectrum), a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Effective September 29, 2017 as approved by the Fund’s Board of Trustees, the Nuveen Preferred Income Opportunities Fund’s name was changed to the Nuveen Preferred and Income Opportunities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity.

Effective September 29, 2017 as approved by the Fund’s Board of Trustees, the Nuveen Preferred Securities Income Fund’s name was changed to the Nuveen Preferred and Income Securities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.0% and 6.3%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Credit spreads tightened during the first half of the reporting period as equity prices continued to rise and volatility in equity markets continued to hit new lows. At the end of January, credit spreads abruptly widened as fears of four interest rate increases by the Fed began to get priced into the bond market. Equities corrected and the sell-off into February and March impelled spreads in capital securities to widen as volatility normalized to more historic averages. The combination of widening spreads and rising U.S. Treasury bond yields negatively impacted prices, in particular, for contingent capital securities or CoCos which peaked in January 2018.

For the twelve-month reporting period, the Blended Benchmark Index, which represents the combined preferred securities and CoCos universe, returned 1.81%. While all broad sub-categories within the Blended Benchmark Index posted positive returns during the reporting period, investment performance was not dispersed evenly across each segment. For example, $25 par securities, securities with fixed rate coupons, and CoCo securities all posted returns in excess of the average return for the Blended Benchmark Index. However, securities with coupons that have reset features, $1,000 par securities, and non-CoCo securities while indeed posting positive returns, all produced returns below the average for the Blended Benchmark Index. Non-U.S.-domiciled issuers outperformed U.S.-domiciled issuers over the twelve month reporting period ended July 31, 2018.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2018 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2018. For the twelve month reporting period ended July 31, 2018, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC has a policy requiring it to invest at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on the strong credit fundamentals across the largest sectors within the issuer base, the category’s healthy yield level, and inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like banks, insurance companies and utilities, in hopes of benefitting from the added scrutiny of regulatory oversight.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par market and the $1,000 par market. Periods of volatility may drive notable differences in valuations

Portfolio Managers’ Comments (continued)

between these two markets, as will periods where valuations trend in one direction for an extended period of time. Divergence in valuations is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between the $25 par market and $1,000 par market. Technical factors played a significant factor in absolute and relative performance during the most recent reporting period.

For the twelve-month reporting period, the Blended Benchmark Index for the sleeve managed by NAM, which represents the combined preferred securities and CoCos markets, returned 1.81%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. While all broad sub-categories within the Blended Benchmark Index posted positive returns during the reporting period, investment performance was not dispersed evenly across segments. For example, $25 par securities, securities with fixed rate coupons, and CoCo securities all posted returns in excess of the average return for the Blended Benchmark Index. However, securities with coupons that have reset features, $1,000 par securities, and non-CoCo securities while indeed posting positive returns, all produced returns below the average for the Blended Benchmark Index.

Taking a closer look at asset class level performance for the annual reporting period ended July 31, 2018, the positive absolute return was primarily the result of the generous yield from the combined preferred securities and CoCos markets. To the contrary, negative price return during the reporting period did detract from overall performance. On average, prices were lower across the investible universe due to a combination of wider OAS and higher interest rates. OAS for the Blended Benchmark Index pushed wider during the reporting period by slightly over 50 basis points, while the U.S. 10-year Treasury rate increased by 66 basis points. However, with respect to the Blended Benchmark Index, OAS moved disproportionately wider for the preferred securities segment or non-CoCos segment of our universe. We believe that the material move higher in domestic interest rates during the reporting period, the significant drop in the U.S. dollar during the first few months of 2018, and the increased cost of hedging from USD to local currency all weighed on foreign appetite for domestic fixed income paper, including preferred securities. This theme of wider credit spreads however, was more broad-based in nature across most of the U.S. fixed income market versus being specific to NAM’s investible universe. We at NAM were still surprised that OAS moved as wide as it did for the overall Blended Benchmark Index, and especially so for the preferred securities segment of the market where the U.S. bank sector is the largest sector. U.S. banks generally reported better than expected earnings during the entire twelve month reporting period. In addition, all U.S. banks subject to the annual exams passed the 2018 DFAST and CCAR stress tests, which incorporated arguably the toughest adverse scenario assumptions to date. Finally, during the reporting period, U.S. banks redeemed several billion dollars more in preferred securities paper than they issued. Given this combination of strong fundamentals and a supportive supply technical within the U.S. bank sector, NAM would have expected OAS for the preferred securities segment of our universe to have outperformed OAS for the CoCos segment of the market.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCo securities outperformed on average during the reporting period. As of July 31, 2018, the Fund had an allocation of approximately 30% to CoCos, well below the 40% allocation within the Blended Benchmark Index. Admittedly, while still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities during the reporting period. While the average OAS for the CoCos segment of the Blended Benchmark did indeed move wider, it only increased by 8 basis points during the reporting period, well below the 82 basis point move wider in the preferred securities segment of the same index. The relative performance was even more perplexing when one considers the relatively supportive fundamental and technical backdrop of the preferred securities market as discussed earlier, coupled with previously mentioned geopolitical headlines relating to Brexit and the Italian geopolitical landscape, which should have weighed disproportionately on the CoCos segment of the market.

Within the investable universe, $25 par securities on average outperformed $1,000 par securities. Given the outperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to those structures detracted from the Fund’s relative performance. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination, and retail investors’ ease of sourcing these securities as most are exchange-traded. Compounding the situation was heavy redemption activity of $25 par preferred securities, which resulted in scarcity of supply. NAM estimates that between the beginning of 2018 and the end of the reporting period, the amount of outstanding $25 par preferred securities decreased by nearly $12 billion, while during that same time period, net new issue flow on the $1,000 par preferred side of the market was slightly positive. This dearth of $25 par preferred supply created a supply technical that disproportionately supported valuations of $25 par preferred securities versus $1,000 par preferred securities. In our opinion, this was the primary factor driving relative outperformance of $25 par preferred securities versus $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s underweight to the $25 par preferred securities was due to NAM’s desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of July 31, 2018, the Fund had about 88% of its assets invested in securities that have coupons with reset features, compared to approximately 75% within the Blended Benchmark Index.

Fixed rate coupon structures outperformed securities that had coupons with reset features. In NAM’s opinion, outperformance of the fixed rate coupon structures was an ancillary effect from the outperformance of $25 par preferred securities, as a vast majority of that universe is indeed comprised of fixed rate coupon structures.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, equity, investment grade corporate bonds and high yield bond holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular NWQ’s holdings in the industrial conglomerates, diversified financial services and utilities, while banking and insurance were the largest detractor.

Several of NWQ’s holdings performed well during the reporting period. NextEra Energy Inc. convertible preferred stock, buoyed by a confluence of increasingly positive fundamental market forces including 1) capital discipline among

Portfolio Managers’ Comments (continued)

producers, 2) declining inventories, 3) strong demand, and 4) an agreement for a modest supply increase by the Organization of the Petroleum Exporting Countries (OPEC) required to perhaps offset renewed Iran sanctions and prevent a further spike in oil prices. Also contributing to performance was Ladenburg Thalmann preferred stock. The company reported first quarter 2018 results which exhibited robust growth in revenues, profitability and client assets. Favorable market conditions and an increasing interest rate environment, coupled with solid execution by their management team, contributed strong performance. Lastly, a CVR Partners, LP high yield bond contributed to performance. CVR is a Master Limited Partnership (MLP) that formed to own, operate and grow its nitrogen fertilizer business.

Several positions detracted from performance including the preferred stock of Maiden Holdings Limited. The company reported 2017 annual results that were worse than expected. The results were not well received and the holdings sold off. Also detracting from performance was TravelCenters of America high yield bond position. TravelCenters of America is the largest operator of truck stops and travel centers in the United States. The company reported missed earnings due to soft gas demand from consumers, and lower fuel gross margins due to competitive pricing activity. NWQ has sold its holdings of TravelCenters of America. Lastly, Dish DBS Corporation 7.750% 7/01/2026 senior note was also a bottom performer during the reporting period. The company reported weaker earnings before interest, tax, depreciation and amortization (EBITDA) versus expectations for their fourth quarter ending December 31, 2017 and continues to be challenged in its broadcast subscription satellite TV services. Additionally, the company will have to start to spend on a build out of a wireless network in order to retain its wireless spectrum licenses. Both of these factors weighed on the credit during the first quarter of 2018. NWQ remains constructive on the credit going forward largely as a result of the unrealized value of its wireless spectrum. NWQ anticipates they will do a value accretive transaction within the medium-term. Currently, NWQ believes the wireless spectrum’s value is well in excess of the amount of debt outstanding.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended July 31, 2018. For the twelve-month reporting period ended July 31, 2018, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

For the twelve-month reporting period, the Blended Benchmark Index, which represents the combined preferred securities and CoCos markets, returned 1.81%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. While all broad sub-categories within the Blended Benchmark Index posted positive returns during the reporting period, investment performance was not dispersed evenly across each segment. For example, $25 par securities, securities with fixed rate coupons, and CoCo securities all posted returns in excess of the average return for the Blended Benchmark Index. However, securities with coupons that have reset features, $1,000 par securities, and non-CoCo securities while indeed posting positive returns, all produced returns below the average for the Blended Benchmark Index.

Taking a closer look at asset class level performance for the twelve month reporting period ended July 31, 2018, the positive return primarily was due to the generous yield of the combined preferred securities and CoCos markets, while negative price return during the reporting period detracted from overall performance. On average, prices were lower across the investible universe due to a combination of wider OAS and higher interest rates. OAS for the Blended Benchmark Index pushed wider during the reporting period by slightly over 50 basis points, while the U.S. 10-year Treasury rate increased by approximately 66 basis points. However, with respect to the Blended Benchmark Index, OAS moved disproportionately wider on average for preferred security structures versus CoCo securities. NAM believes that the material move higher in domestic interest rates during the reporting period, the significant drop in the U.S. dollar during the first few months of 2018, and the increased cost of hedging from USD to local currency all weighed on foreign appetite for domestic fixed income paper. This theme of wider credit spreads; however, was more broad-based across most of the U.S. fixed income market versus being specific to NAM’s investible universe. We at NAM were still surprised that OAS moved as wide as it did for the overall Blended Benchmark Index, and especially so for the preferred securities segment of the market where the U.S. bank sector is the largest sector. U.S. banks generally reported better than expected earnings during the entire reporting period. In addition, all U.S. banks subject to the annual exams passed the 2018 DFAST and CCAR stress tests, which incorporated arguably the toughest adverse scenario assumptions to date. Finally, U.S. banks redeemed several billion dollars more preferred securities paper than they issued. Given this combination of strong fundamentals and a supportive supply technical within the U.S. bank sector, NAM would have expected OAS for the preferred securities segment to have outperformed OAS for the CoCos segment.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an overweight to CoCos, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed on average over the twelve month reporting period. As of July 31, 2018, the Fund had an allocation of approximately 30% to CoCos, well below the 40% allocation within the Blended Benchmark Index. Admittedly, while still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities during the reporting period. While the average OAS for the CoCos segment of the Blended Benchmark Index did indeed move wider, it increased by only 8 basis points between the beginning and the end of the reporting period, well below the 82 basis point move wider within the preferred securities segment of the same index. The relative performance was even more perplexing when one considers the relatively supportive fundamental and technical backdrop of the domestic preferred securities market as discussed earlier, coupled with previously mentioned geopolitical headlines relating to Brexit and the Italian political landscape, which should have disproportionately weighed on the CoCos segment of the market.

Within the investable universe, $25 par securities on average outperformed $1,000 par securities. Given the outperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to that segment detracted to the Fund’s relative performance. As has been the case for several quarters, NAM maintained an

Portfolio Managers’ Comments (continued)

overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market is best positioned to align with retail demand given the small denomination, and the ease of sourcing these securities as most are exchange-traded. Compounding the situation during the reporting period was heavy net redemption activity of $25 par preferred securities. NAM estimates that between the beginning to 2018 and the end of the reporting period, the amount of outstanding $25 par preferred securities decreased by nearly $12 billion, while during that same time period, net new issue flow on the $1,000 par preferred side of the market was slightly positive. This dearth of $25 par preferred supply created a supply technical that disproportionately supported valuations of $25 par preferred securities versus $1,000 par preferred securities and was the primary factor for the relative outperformance of the $25 par preferred securities versus the $1,000 par preferred securities.

Second, with respect to interest rate risk, the underweight to the $25 par preferred securities also was due to our desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of July 31, 2018, the Fund had about 88% of its assets invested in securities that have coupons with reset features, compared to approximately 75% within the Blended Benchmark Index.

Contrary to expectations given rising interest rates during the reporting period, fixed rate coupon structures outperformed securities that had coupons with reset features. In our opinion, this really was an ancillary effect from the outperformance of $25 par preferred securities, of which a vast majority of that universe is comprised of fixed rate coupon structures.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2018. For the twelve-month reporting period ended July 31, 2018, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Spectrum’s tactical overweight exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and CoCos, benefited performance. A preferred security represents a capital security issued either through charter amendment (as a stock) or through indenture (as a bond). For preferred securities, any reorganization would be processed through a bankruptcy court. Preferred security payments are in priority to common stock dividends, yet can be deferred, which means payments are cumulative or they can be eliminated which means payments are non-cumulative without causing an immediate event of default. Any principal loss absorption on a preferred security would be forced through a statutory resolution in a bankruptcy proceeding. A CoCo represents a capital security issued through indenture. For CoCos, a reorganization would be processed through the contracts of its capital before falling into an actual bankruptcy. CoCos payments are non-cumulative, subject to payment limitations and may not be paid in priority to common stock dividends (i.e. they are pari passu to common stock dividends); and can be reduced or eliminated without causing an event of default. Principal loss absorption on a CoCo could be forced through a regulatory action in advance of any bankruptcy proceeding.

The Fund owns a blend of junior subordinated capital securities in the two segments, the preferred securities segment, represented by the ICE BofAML All Capital Securities Index, comprises approximately 70.1% of the Fund (including some cash) and the CoCos segment, represented by the ICE BofAML Contingent Capital Index comprises 29.1% of the Fund.

During the reporting period, Spectrum’s strategy included an orientation away from fixed-for-life coupon structures in favor of adjustable type coupons that can grow income and protect capital if interest rates rise. The fixed-for-life concentration was reduced by 2% during the reporting period to 13.7% of the Fund. Adjustable type coupons comprised 84% of the Fund and are split between fixed-to-floating, fixed-to-variable and floating rate coupons.

Spectrum increased the Fund’s concentration to the institutional preferred stock sector, which pays a fixed-to-floating type coupon. This sector contributed to performance. Spectrum also increased the Fund’s concentration to contingent convertible capital securities, which pay a fixed-to-variable rate coupon. This also contributed to performance. Individual holdings that contributed to performance included Wells Fargo floating rate preferred stock and JP Morgan floating rate preferred stock.

Individual holdings that detracted from performance included General Electric Capital Corporation 5% preferred stock, SocGen 8% contingent capital security and MetLife Capital Trust IV 9.25% hybrid preferred securities.

The modified duration of the Fund’s portfolio maintained a narrow and predictable range of 4.84 years at the beginning of the reporting period to 4.80 years by the end of the reporting period as the U.S. Treasury five-year yield rose by 105 basis points.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2018. For the twelve-month reporting period ended July 31, 2018, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

Portfolio Managers’ Comments (continued)

Within JPT, NAM incorporated several prominent active themes within the Fund relative to its benchmark during the reporting period, of particular note an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

Given the outperformance of the $25 par preferred side of the market during the reporting period, NAM’s overweight to $1,000 par preferred structures detracted from the Fund’s relative results. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, from a relative value perspective, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market is best positioned to meet this retail demand given the small denomination, and the ease of sourcing these securities as most are exchange-traded. In addition, recent heavy redemption of $25 par preferred securities has created a supply technical that disproportionately supports valuations of $25 par preferred securities versus $1,000 par preferred securities. From the beginning of 2018 through the end of the reporting period, NAM estimates that the amount of $25 par preferred securities outstanding decreased by nearly $12 billion, while net new issue flow on the $1,000 par side of the market was slightly positive during that same seven month window.

Second, with respect to interest rate risk, NAM’s overweight to $1,000 par securities allows us to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons.

As of July 31, 2018, the Fund had about 84% of its assets invested in securities that have coupons with reset features, compared to approximately 61% within the Blended Benchmark Index. Contrary to expectations given rising interest rates during the reporting period, fixed rate coupon structures outperformed securities that had coupons with reset features. In NAM’s opinion, this was an ancillary effect from the outperformance of $25 par preferred securities, as a vast majority of that universe is comprised of fixed rate coupon structures.

JPT maintained short interest rate futures during the reporting period to manage the Fund’s overall interest rate sensitivity. These interest rate futures had a positive effect to overall Fund performance during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI, JPS and JPT continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts had a negligible impact to overall Fund performance.

As of July 31, 2018, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	34.87%	28.84%	34.52%	20.66%
Regulatory Leverage*	29.39%	28.84%	29.89%	20.66%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Draws	Paydowns	July 31, 2018	Average Balance Outstanding	Draws	Paydowns	September 27, 2018
JPC	$540,000,000	$—	$(103,000,000)	$437,000,000	$439,257,534	$—	$—	$437,000,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$—	$225,000,000
JPS	$845,300,000	$—	$—	$845,300,000	$845,300,000	$—	$—	$845,300,000
JPT	$42,500,000	$—	$—	$42,500,000	$42,500,000	$—	$—	$42,500,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPC and JPS utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period						Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Purchases	Sales	July 31, 2018	Average Balance Outstanding		Purchases	Sales	September 27, 2018
JPC	$—	$125,000,000	$—	$125,000,000	$125,000,000	**	$ —	$—	$125,000,000
JPS	$200,000,000	$—	$—	$200,000,000	$200,000,000		$ —	$—	$200,000,000
**	For the period August 9, 2017 (initial purchase of reverse repurchase agreements) through July 31, 2018.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2017	$0.0650	$0.1415	$0.0620	$0.1275
September	0.0650	0.1415	0.0620	0.1275
October	0.0650	0.1415	0.0620	0.1275
November	0.0650	0.1415	0.0620	0.1275
December	0.0650	0.1415	0.0620	0.1275
January	0.0650	0.1415	0.0620	0.1275
February	0.0650	0.1415	0.0620	0.1275
March	0.0650	0.1415	0.0620	0.1275
April	0.0650	0.1415	0.0620	0.1275
May	0.0650	0.1415	0.0620	0.1275
June	0.0610	0.1355	0.0560	0.1185
July 2018	0.0610	0.1355	0.0560	0.1185
Total Distributions	$0.7720	$1.6860	$0.7320	$1.5120

Current Distribution Rate*	7.75%	7.03%	7.52%	6.14%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2018, JPS and JPT had positive UNII balances while JPC and JPI had zero UNII balances for tax purposes. JPC, JPI and JPS had negative UNII balances while JPT had a positive UNII balance for financial reporting purposes.

All monthly dividends paid by JPS and JPT Funds during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions are sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

JPC and JPI seek to pay regular monthly distributions at a level rate that reflect past and projected net income of the Funds. The Funds may own certain investments which recognize income for financial reporting in a matter that is different than the tax recognition. During the current fiscal year, the Funds owned certain investments which accrued income for financial reporting purposes but was not recognized as current income for tax purposes. Although the Funds reduced distributions during the year, each Fund’s distribution amount over the entire fiscal year exceeded the actual amount of net income for tax purposes. As a result, a portion of each Fund’s fiscal year distributions have been deemed to be a return of capital, which are identified in the table below.

Fiscal Year Ended July 31, 2018	JPC	JPI
Regular monthly distribution per share
From net investment income	$0.7668	$1.6205
From net realized capital gains	—	—
Return of capital	0.0052	0.0655

Total per share distribution	$0.7720	$1.6860

COMMON SHARE REPURCHASES

During August 2018 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	0	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,380,000	680,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$10.16	$24.39	$9.73	$23.89
Common share price	$9.44	$23.13	$8.94	$23.17
Premium/(Discount) to NAV	(7.09)%	(5.17)%	(8.12)%	(3.01)%
12-month average premium/(discount) to NAV	(4.40)%	(4.20)%	(3.59)%	(0.57)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Risk Considerations (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

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JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	0.57%	7.53%	7.93%
JPC at Common Share Price	(3.76)%	8.59%	9.87%
ICE BofAML U.S. All Capital Securities Index	1.00%	6.44%	6.16%
JPC Blended Benchmark	1.66%	6.46%	6.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	72.4%
$25 Par (or similar) Retail Preferred	43.1%
Contingent Capital Securities	24.8%
Corporate Bonds	6.9%
Convertible Preferred Securities	1.7%
Common Stocks	0.3%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	2.2%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	153.5%
Borrowings	(41.6)%
Reverse Repurchase Agreements	(11.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	41.8%
Insurance	13.6%
Capital Markets	10.1%
Food Products	6.0%
Consumer Finance	4.5%
Industrial Conglomerates	2.8%
Diversified Financial Services	2.7%
Other	17.1%
Repurchase Agreements	1.4%
Total	100%

Country Allocation1

(% of total investments)

United States	71.8%
United Kingdom	9.3%
France	4.7%
Switzerland	2.4%
Italy	2.4%
Canada	1.9%
Spain	1.8%
Australia	1.8%
Bermuda	1.4%
Netherlands	1.2%
Other	1.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.9%
Citigroup Inc.	3.6%
Bank of America Corporation	3.3%
Wells Fargo & Company	3.2%
Morgan Stanley	2.9%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	1.5%
BBB	51.8%
BB or Lower	40.5%
N/R (not rated)	6.2%
Total	100%

1	Includes 1.7% (as a percentage of total investments) in emerging market countries.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JPI at Common Share NAV	0.37%	7.81%	8.71%
JPI at Common Share Price	(1.40)%	8.43%	7.39%
ICE BofAML U.S. All Capital Securities Index	1.00%	6.44%	6.94%
JPI Blended Benchmark	1.81%	6.36%	5.83%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	65.3%
Contingent Capital Securities	40.4%
$25 Par (or similar) Retail Preferred	33.1%
Other Assets Less Liabilities	1.7%
Net Assets Plus Borrowings	140.5%
Borrowings	(40.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	47.8%
Insurance	14.3%
Capital Markets	9.9%
Diversified Financial Services	5.1%
Food Products	4.8%
Other	18.1%
Total	100%

Country Allocation1

(% of total investments)

United States	56.7%
United Kingdom	12.8%
France	8.3%
Switzerland	4.3%
Italy	4.3%
Spain	3.6%
Australia	3.2%
Netherlands	1.8%
Bermuda	1.7%
Canada	1.3%
Other	2.0%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.6%
Lloyds Banking Group PLC	3.5%
Farm Credit Bank of Texas	3.4%
General Electric Corporation	3.2%
Barclays Bank PLC	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	1.4%
BBB	54.9%
BB or Lower	40.6%
N/R (not rated)	3.1%
Total	100%

1	Includes 1.8% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	0.66%	8.18%	8.34%
JPS at Common Share Price	(6.43)%	9.20%	8.44%
ICE BofAML U.S. All Capital Securities Index	1.00%	6.44%	6.87%
JPS Blended Benchmark	1.81%	6.36%	6.64%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	67.4%
Contingent Capital Securities	61.4%
$25 Par (or similar) Retail Preferred	15.5%
Investment Companies	1.2%
Corporate Bonds	0.8%
Convertible Preferred Securities	0.8%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	2.2%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	152.7%
Borrowings	(42.6)%
Reverse Repurchase Agreements	(10.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	52.8%
Insurance	18.0%
Capital Markets	10.2%
Other	16.0%
Investment Companies	0.8%
Repurchase Agreements	2.2%
Total	100%

Country Allocation1

(% of total investments)

United States	44.8%
United Kingdom	18.5%
France	11.2%
Switzerland	7.7%
Sweden	3.2%
Bermuda	2.4%
Australia	2.3%
Spain	2.3%
Canada	2.2%
Netherlands	2.0%
Other	3.4%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Lloyds Banking Group PLC	4.5%
Societe Generale SA	4.2%
UBS Group AG	4.2%
JPMorgan Chase & Company	4.0%
BNP Paribas	3.9%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	3.2%
BBB	70.8%
BB or Lower	26.0%
Total	100%

1	Includes 2.4% (as a percentage of total investments) in emerging market countries.

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	Since Inception
JPI at Common Share NAV	(0.84)%	3.80%
JPI at Common Share Price	(2.36)%	0.72%
ICE BofAML U.S. All Capital Securities Index	1.00%	5.32%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	96.6%
$25 Par (or similar) Retail Preferred	28.9%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings	126.0%
Borrowings	(26.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	33.2%
Insurance	20.3%
Capital Markets	10.5%
Food Products	7.2%
Diversified Financial Services	5.1%
U.S. Agency	3.8%
Other	19.0%
Repurchase Agreements	0.9%
Total	100%

Country Allocation1

(% of total investments)

United States	73.8%
United Kingdom	6.4%
Australia	5.2%
France	3.6%
Canada	2.6%
Bermuda	2.2%
Netherlands	2.1%
Germany	1.6%
Ireland	1.5%
Japan	1.0%
Total	100%

Top Five Issuers

(% of total long-term investments)

Morgan Stanley	4.4%
JPMorgan Chase & Company	4.2%
Bank of America Corporation	4.0%
Goldman Sachs Group Inc.	3.9%
Lloyds Banking Group PLC	3.9%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	6.1%
BBB	59.5%
BB or Lower	30.3%
N/R (not rated)	4.1%
Total	100%

1	Includes 2.2% (as a percentage of total investments) in emerging market countries.

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JPC, JPI, JPS and JPT; at this meeting the shareholders were asked to elect Board Members.

	JPC	JPI	JPS	JPT
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	90,026,156	19,576,328	175,414,531	6,060,565
Withhold	2,146,517	429,356	4,421,024	75,388
Total	92,172,673	20,005,684	179,835,555	6,135,953
Jack B. Evans
For	89,406,475	19,546,808	174,740,478	6,060,765
Withhold	2,766,198	458,876	5,095,077	75,188
Total	92,172,673	20,005,684	179,835,555	6,135,953
Albin F. Moschner
For	89,895,232	19,590,271	175,410,480	6,054,840
Withhold	2,277,441	415,413	4,425,075	81,113
Total	92,172,673	20,005,684	179,835,555	6,135,953
William J. Schneider
For	89,394,685	19,541,143	174,703,829	6,061,565
Withhold	2,777,988	464,541	5,131,726	74,388
Total	92,172,673	20,005,684	179,835,555	6,135,953

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Preferred & Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Securities Fund

Nuveen Preferred and Income 2022 Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund and Nuveen Preferred and Income 2022 Term Fund (the “Funds”) as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (year ended July 31, 2018 and period from January 26, 2017 (commencement of operations) to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended (year ended July 31, 2018 and period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (year ended July 31, 2018 and period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), and the financial highlights for each of the years in the four-year period then ended (year ended July 31, 2018 and period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended July 31, 2014 were audited by other independent registered public accountants whose report, dated September 25, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 27, 2018

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 149.2% (98.6% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 72.4% (47.9% of Total Investments)

	Air Freight & Logistics – 0.5%

$5,153	XPO Logistics Inc., 144A, (3)	6.500%	6/15/22	BB–	$5,294,708

	Automobiles – 1.7%

18,255	General Motors Financial Company Inc., (4)	5.750%	N/A (5)	BB+	17,935,538

	Banks – 33.1%

37,275	Bank of America Corporation, (3)	6.500%	N/A (5)	BBB–	39,977,437
8,780	Bank of America Corporation, (4)	6.300%	N/A (5)	BBB–	9,350,700
2,740	Bank of America Corporation, (4)	5.875%	N/A (5)	BBB–	2,718,080
3,575	Barclays Bank PLC, 144A, (4)	10.180%	6/12/21	A–	4,114,971
10,675	CIT Group Inc., Series A	5.800%	N/A (5)	B+	10,488,187
16,975	Citigroup Inc.	6.250%	N/A (5)	BB+	17,579,480
8,885	Citigroup Inc.	6.125%	N/A (5)	BB+	9,240,400
13,260	Citigroup Inc., (4)	5.875%	N/A (5)	BB+	13,604,627
2,925	Citigroup Inc.	5.800%	N/A (5)	BB+	2,998,124
8,264	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	8,464,237
4,690	Cobank Agricultural Credit Bank, (3)	6.250%	N/A (5)	BBB+	4,994,850
3,560	Commerzbank AG, 144A, (4)	8.125%	9/19/23	BBB	4,075,817
4,204	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	BBB+	6,327,019
3,675	Huntington Bancshares Inc.	5.700%	N/A (5)	Baa3	3,629,063
34,420	JPMorgan Chase & Company	6.750%	N/A (5)	BBB	37,603,850
125	JPMorgan Chase & Company	6.100%	N/A (5)	BBB	128,729
9,710	JPMorgan Chase & Company	5.300%	N/A (5)	BBB	9,879,924
12,765	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.809%	N/A (5)	BBB–	12,821,166
4,090	KeyCorp Convertible Preferred Stock	5.000%	N/A (5)	Baa3	3,957,075
23,425	Lloyds Bank PLC, 144A, (3)	12.000%	N/A (5)	Baa3	28,522,374
6,520	M&T Bank Corporation, (3)	6.450%	N/A (5)	Baa2	7,033,449
4,990	M&T Bank Corporation, (4)	5.125%	N/A (5)	Baa2	4,965,050
5,656	PNC Financial Services Inc.	5.000%	N/A (5)	Baa2	5,613,580
22,358	PNC Financial Services Inc., (3)	6.750%	N/A (5)	Baa2	24,118,692
4,633	Royal Bank of Scotland Group PLC, (4)	7.648%	N/A (5)	Ba1	5,768,085
5,325	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	5,460,788
3,250	SunTrust Bank Inc.	5.050%	N/A (5)	Baa3	3,191,094
3,750	Wachovia Capital Trust III	5.570%	N/A (5)	Baa2	3,730,312
3,145	Wells Fargo & Company	5.900%	N/A (5)	Baa2	3,156,008
33,430	Wells Fargo & Company, (3)	5.875%	N/A (5)	Baa2	34,967,780
8,180	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (6)	6.111%	N/A (5)	Baa2	8,247,076
9,666	Zions Bancorporation, (4)	7.200%	N/A (5)	BB	10,342,620
	Total Banks				347,070,644

	Capital Markets – 2.5%

2,220	Bank of New York Mellon	4.950%	N/A (5)	Baa1	2,275,611
4,160	Credit Suisse Group AG, 144A	7.500%	N/A (5)	Ba2	4,288,960
9,240	Goldman Sachs Group Inc.	5.375%	N/A (5)	Ba1	9,424,800
5,195	Goldman Sachs Group Inc., (4)	5.300%	N/A (5)	Ba1	5,117,075
4,195	Morgan Stanley	5.550%	N/A (5)	BB+	4,299,875
1,525	State Street Corporation, (4)	5.250%	N/A (5)	Baa1	1,563,125
	Total Capital Markets				26,969,446

	Chemicals – 0.4%

3,475	Blue Cube Spinco LLC, (3)	9.750%	10/15/23	BB+	3,935,438

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies – 0.7%

$6,870	AerCap Global Aviation Trust, 144A, (4)	6.500%	6/15/45	Ba1	$7,084,688

	Consumer Finance – 2.2%

3,581	American Express Company, (4)	5.200%	N/A (5)	Baa2	3,630,239
2,010	American Express Company, (4)	4.900%	N/A (5)	Baa2	2,020,050
10,105	Capital One Financial Corporation, (4)	5.550%	N/A (5)	Baa3	10,357,625
7,770	Discover Financial Services, (4)	5.500%	N/A (5)	BB–	7,614,600
	Total Consumer Finance				23,622,514

	Diversified Financial Services – 3.1%

5,670	BNP Paribas, 144A	7.195%	N/A (5)	BBB	5,946,413
15	Compeer Financial ACA, 144A	6.750%	N/A (5)	BB+	15,836,000
5,823	Cooperative Rabobank UA, 144A	11.000%	N/A (5)	BBB	6,184,026
2,050	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A	2,085,875
1,955	Voya Financial Inc., (4)	5.650%	5/15/53	Baa3	1,971,539
	Total Diversified Financial Services				32,023,853

	Electric Utilities – 2.8%

3,620	Electricite de France SA, 144A	5.250%	N/A (5)	BBB	3,588,325
23,985	Emera Inc., (3), (4)	6.750%	6/15/76	BBB–	25,304,175
	Total Electric Utilities				28,892,500

	Energy Equipment & Services – 0.5%

5,015	Transcanada Trust, (3)	5.875%	8/15/76	Baa2	5,040,075

	Equity Real Estate Investment Trusts – 1.3%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	BB+	13,753,375

	Food Products – 4.7%

2,245	Dairy Farmers of America Inc., 144A, (4)	7.125%	N/A (5)	Baa3	2,413,375
1,785	Dean Foods Company, 144A	6.500%	3/15/23	BB–	1,749,300
6,965	Land O’ Lakes Incorporated, 144A	7.250%	N/A (5)	BB	7,557,025
34,865	Land O’ Lakes Incorporated, 144A, (3)	8.000%	N/A (5)	BB	38,177,175
	Total Food Products				49,896,875

	Industrial Conglomerates – 4.2%

44,540	General Electric Corporation, (4)	5.000%	N/A (5)	BBB+	43,756,096

	Insurance – 11.9%

3,165	Aegon NV, (4)	5.500%	4/11/48	Baa1	3,087,629
5,485	American International Group Inc., (4)	5.750%	4/01/48	Baa2	5,416,438
7,290	Assurant Inc., (4)	7.000%	3/27/48	BB+	7,435,800
25,035	Assured Guaranty Municipal Holdings Inc., 144A, (4)	6.400%	12/15/66	BBB+	25,035,000
10,000	Friends Life Holdings PLC, Reg S	7.875%	N/A (5)	A–	10,083,700
2,108	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,158,444
7,117	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	8,398,060
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	11,587,816
4,715	MetLife Inc., 144A, (3)	9.250%	4/08/38	BBB	6,412,400
3,430	MetLife Inc., (4)	5.875%	N/A (5)	BBB	3,513,006
385	MetLife Inc.	5.250%	N/A (5)	BBB	392,700
575	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	Baa2	647,316
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	10,481,124
6,855	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	7,540,500
3,315	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,538,763
1,270	Prudential Financial Inc., (4)	5.625%	6/15/43	BBB+	1,321,435
2,540	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,624,607
14,375	QBE Insurance Group Limited, 144A, (4)	7.500%	11/24/43	Baa1	15,652,363
	Total Insurance				125,327,101

	Media – 1.0%

10,000	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	10,700,000

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.4%

$1,600	BHP Billiton Finance USA Limited, 144A	6.750%	10/19/75	A–	$1,748,000
2,630	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	2,766,760
	Total Metals & Mining				4,514,760

	Multi-Utilities – 0.3%

3,235	NiSource Inc., 144A	5.650%	N/A (5)	BBB–	3,218,825

	U.S. Agency – 1.1%

5	Farm Credit Bank of Texas, (4)	10.000%	N/A (5)	Baa1	5,322,750
5,835	Farm Credit Bank of Texas, 144A	6.200%	N/A (5)	Baa1	5,907,938
	Total U.S. Agency				11,230,688
	Total $1,000 Par (or similar) Institutional Preferred (cost $743,444,263)				760,267,124

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 43.1% (28.5% of Total Investments)

	Banks – 10.1%

126,000	AgriBank FCB, (7)	6.875%		BBB+	$13,482,000
469,916	Citigroup Inc., (4)	7.125%		BB+	13,134,152
73,511	Cobank Agricultural Credit Bank, (4), (7)	6.200%		BBB+	7,645,144
172,975	Cobank Agricultural Credit Bank, (7)	6.250%		BBB+	17,989,400
38,725	Cobank Agricultural Credit Bank, (7)	6.125%		BBB+	3,882,181
218,164	Fifth Third Bancorp	6.625%		Baa3	5,951,514
178,757	FNB Corporation, (3)	7.250%		Ba2	5,144,626
434,200	Huntington Bancshares Inc., (4)	6.250%		Baa3	11,467,222
153,075	KeyCorp Preferred Stock, (4)	6.125%		Baa3	4,143,740
82,000	People’s United Financial Inc., (4)	5.625%		BB+	2,126,260
397,116	Regions Financial Corp, (4)	6.375%		BB+	10,813,469
113,600	US Bancorp	6.500%		A3	3,162,624
27,800	Wells Fargo & Company	6.625%		Baa2	763,944
197,508	Western Alliance Bancorp, (3)	6.250%		N/R	5,028,554
39,465	Zions Bancorporation, (4)	6.300%		BB	1,061,214
	Total Banks				105,796,044

	Capital Markets – 8.5%

173,436	Apollo Investment Corporation, (3)	6.875%		BBB–	4,365,384
142,980	B. Riley Financial Inc.	7.500%		N/R	3,567,351
212,350	B. Riley Financial Inc.	7.250%		N/R	5,257,786
134,939	Charles Schwab Corporation, (4)	6.000%		BBB	3,585,329
129,169	Charles Schwab Corporation, (3), (4)	5.950%		BBB	3,404,895
134,000	Cowen Inc.	7.350%		N/R	3,399,580
74,600	Goldman Sachs Group, Inc.	5.500%		Ba1	1,917,220
52,802	Hercules Technology Growth Capital Incorporated, (3)	6.250%		BBB–	1,327,970
370,280	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	9,442,881
844,397	Morgan Stanley, (3), (4)	7.125%		BB+	23,702,224
280,300	Morgan Stanley, (4)	6.875%		BB+	7,666,205
165,800	Morgan Stanley	6.375%		BB+	4,453,388
221,100	Morgan Stanley, (4)	5.850%		BB+	5,733,123
54,813	Northern Trust Corporation	5.850%		BBB+	1,481,595
145,905	Oaktree Specialty Lending Corporation, (3)	6.125%		BB+	3,580,509
51,445	State Street Corporation, (4)	5.350%		Baa1	1,341,686
138,364	Stifel Financial Corporation, (4)	6.250%		BB–	3,622,370
43,100	Triangle Capital Corporation, (3)	6.375%		N/R	1,087,413
	Total Capital Markets				88,936,909

	Consumer Finance – 3.5%

169,911	Capital One Financial Corporation, (4)	6.700%		Baa3	4,470,358
1,219,645	GMAC Capital Trust I, (3)	7.198%		B+	32,405,968
	Total Consumer Finance				36,876,326

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services – 1.2%

334,132	Qwest Corporation, (3)	7.000%	BBB–	$7,771,910
197,715	Qwest Corporation, (3)	6.875%	BBB–	4,466,382
	Total Diversified Telecommunication Services			12,238,292

	Equity Real Estate Investment Trusts – 0.3%

147,988	Senior Housing Properties Trust, (3)	5.625%	BBB–	3,613,867

	Food Products – 4.3%

440,111	CHS Inc., (3), (4)	7.875%	N/R	12,639,988
517,590	CHS Inc.	7.100%	N/R	14,414,882
486,440	CHS Inc., (4)	6.750%	N/R	13,051,185
23,000	Dairy Farmers of America Inc., 144A, (7)	7.875%	Baa3	2,328,750
24,500	Dairy Farmers of America Inc., 144A, (7)	7.875%	Baa3	2,829,750
	Total Food Products			45,264,555

	Insurance – 8.7%

27,535	Allstate Corporation	6.750%	BBB–	705,447
302,283	Argo Group US Inc., (3)	6.500%	BBB–	7,681,011
379,916	Aspen Insurance Holdings Limited, (4)	5.950%	BBB–	9,744,845
73,500	Aspen Insurance Holdings Limited	5.625%	BBB–	1,808,100
125,700	Axis Capital Holdings Limited	5.500%	BBB	3,122,388
56,900	Delphi Financial Group Inc., (4), (7)	1.863%	BB+	1,251,800
409,500	Enstar Group Ltd	7.000%	BB+	10,511,865
171,411	Hartford Financial Services Group Inc., (3)	7.875%	Baa2	4,868,072
591,707	Kemper Corporation, (3)	7.375%	Ba1	15,408,050
179,883	Maiden Holdings North America Limited, (4)	7.750%	N/R	4,182,280
88,895	National General Holding Company	7.625%	N/R	2,287,268
76,400	National General Holding Company	7.500%	N/R	1,924,516
153,954	National General Holding Company	7.500%	N/R	3,851,929
132,233	PartnerRe Limited, (3), (4)	7.250%	Baa2	3,672,110
199,596	Reinsurance Group of America Inc., (3), (4)	6.200%	BBB+	5,351,169
347,400	Reinsurance Group of America Inc., (3), (4)	5.750%	BBB+	8,973,342
220,272	Torchmark Corporation, (3), (4)	6.125%	BBB+	5,760,113
	Total Insurance			91,104,305

	Mortgage Real Estate Investment Trusts – 0.5%

96,986	MFA Financial Inc.	8.000%	N/R	2,491,570
107,000	Wells Fargo REIT	6.375%	BBB	2,791,630
	Total Mortgage Real Estate Investment Trusts			5,283,200

	Oil, Gas & Consumable Fuels – 0.8%

80,400	NuStar Energy LP, (4)	8.500%	B1	1,932,816
50,000	NuStar Energy LP, (4)	7.625%	B1	1,116,000
240,017	NuStar Logistics Limited Partnership, (4)	9.082%	B+	6,137,235
	Total Oil, Gas & Consumable Fuels			9,186,051

	Thrifts & Mortgage Finance – 1.7%

216,673	Federal Agricultural Mortgage Corporation, (3)	6.875%	N/R	5,642,165
143,124	Federal Agricultural Mortgage Corporation	6.000%	N/R	3,699,755
310,066	New York Community Bancorp Inc., (4)	6.375%	Ba1	8,325,272
	Total Thrifts & Mortgage Finance			17,667,192

	U.S. Agency – 2.5%

247	Farm Credit Bank of Texas, 144A, (7)	6.750%	Baa1	26,418,300

	Wireless Telecommunication Services – 1.0%

415,473	United States Cellular Corporation, (3)	7.250%	Ba1	10,652,728
	Total $25 Par (or similar) Retail Preferred (cost $439,595,298)			453,037,769

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 24.8% (16.3% of Total Investments) (8)

	Banks – 20.2%

$2,820	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (5)	Baa2	$2,936,324
13,800	Banco Bilbao Vizcaya Argentaria S.A, (4)	6.125%	N/A (5)	Ba2	12,696,000
1,205	Banco Mercantil del Norte, 144A	7.625%	N/A (5)	BB	1,270,673
2,200	Banco Santander SA, Reg S	6.375%	N/A (5)	Ba1	2,205,544
22,090	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	23,221,582
14,035	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	15,403,412
9,585	Credit Agricole SA, 144A	7.875%	N/A (5)	BBB–	10,197,482
3,675	HSBC Holdings PLC	6.375%	N/A (5)	BBB	3,691,023
2,290	HSBC Holdings PLC, (4)	6.000%	N/A (5)	BBB	2,219,010
1,000	ING Groep N.V, Reg S	6.875%	N/A (5)	BBB–	1,027,500
5,055	ING Groep N.V	6.500%	N/A (5)	BBB–	5,005,967
19,820	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	18,928,100
24,870	Lloyds Banking Group PLC	7.500%	N/A (5)	Baa3	25,678,274
5,000	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	4,906,250
8,605	Royal Bank of Scotland Group PLC	8.625%	N/A (5)	Ba2	9,285,656
11,540	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	Ba2	12,256,865
1,720	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	Ba2	1,775,900
5,875	Societe Generale SA, 144A, (4)	6.750%	N/A (5)	BB+	5,625,312
4,190	Societe Generale SA, 144A	8.000%	N/A (5)	BB+	4,499,934
8,316	Societe Generale SA, 144A	7.875%	N/A (5)	BB+	8,783,775
6,535	Societe Generale SA, 144A, (4)	7.375%	N/A (5)	BB+	6,869,919
6,485	Standard Chartered PLC, 144A	7.750%	N/A (5)	Ba1	6,760,613
7,190	Standard Chartered PLC, 144A	7.500%	N/A (5)	Ba1	7,531,525
19,690	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	19,000,299
207,591	Total Banks				211,776,939

	Capital Markets – 3.5%

1,600	Credit Suisse Group AG, Reg S	7.125%	N/A (5)	Ba2	1,658,400
13,820	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	14,735,437
2,900	Macquarie Bank Limited, 144A, (4)	6.125%	N/A (5)	Ba1	2,646,250
860	UBS Group AG, Reg S	7.125%	N/A (5)	BBB–	892,250
15,925	UBS Group AG, Reg S	7.000%	N/A (5)	BBB–	16,784,345
35,105	Total Capital Markets				36,716,682

	Diversified Financial Services – 1.1%

10,735	BNP Paribas SA, 144A, (4)	7.375%	N/A (5)	BBB–	11,405,938
$253,431	Total Contingent Capital Securities (cost $268,972,104)				259,899,559

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 6.9% (4.6% of Total Investments)

	Automobiles – 0.3%

$2,825	Ford Motor Company, (3)	7.450%	7/16/31	BBB	$3,278,271

	Biotechnology – 0.3%

3,500	AMAG Pharmaceuticals Inc., 144A, (3)	7.875%	9/01/23	Ba3	3,705,625

	Capital Markets – 0.4%

3,960	Donnelley Financial Solutions Inc., (3)	8.250%	10/15/24	B	4,128,300

	Chemicals – 0.5%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp, 144A, (3)	9.250%	6/15/23	B+	4,973,031

	Consumer Finance – 1.0%

9,950	Navient Corporation, (3)	8.000%	3/25/20	BB	10,497,250

	Equity Real Estate Investment Trusts – 0.7%

8,175	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, (3)	8.250%	10/15/23	BB–	7,643,625

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 0.7%

$6,750	First Data Corporation, 144A, (3)	7.000%	12/01/23	B	$7,062,188

	Media – 1.4%

10,425	DISH DBS Corporation, (3)	7.750%	7/01/26	BB	9,108,844
4,725	Viacom Inc., (3)	6.875%	4/30/36	BBB	5,391,792
15,150	Total Media				14,500,636

	Oil, Gas & Consumable Fuels – 0.8%

7,600	Enviva Partners LP / Enviva Partners Finance Corp, (3)	8.500%	11/01/21	BB–	7,885,000

	Specialty Retail – 0.5%

6,450	L Brands Inc., (3)	6.875%	11/01/35	BB+	5,563,125

	Wireless Telecommunication Services – 0.3%

3,375	Altice Financing SA, 144A, (3)	7.500%	5/15/26	B+	3,285,900
$72,410	Total Corporate Bonds (cost $76,136,726)				72,522,951

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.7% (1.1% of Total Investments)

	Electric Utilities – 1.2%

167,100	NextEra Energy Inc., (3)	6.371%		BBB	$12,448,950

	Multi-Utilities – 0.5%

53	Sempra Energy	6.750%		N/R	5,405,966
	Total Convertible Preferred Securities (cost $15,397,746)				17,854,916

Shares	Description (1)				Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corporation				$3,100,990
	Total Common Stocks (cost $3,036,662)				3,100,990
	Total Long-Term Investments (cost $1,546,582,799)				1,566,683,309

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.1% (1.4% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.4% of Total Investments)

$21,727	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $21,727,205, collateralized by $22,220,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $22,164,450	0.900%	8/01/18		$21,726,662
	Total Short-Term Investments (cost $21,726,662)				21,726,662
	Total Investments (cost $1,568,309,461) – 151.3%				1,588,409,971
	Borrowings – (41.6)% (9), (10)				(437,000,000)
	Reverse Repurchase Agreements – (11.9)% (11)				(125,000,000)
	Other Assets Less Liabilities – 2.2% (12)				23,483,562
	Net Assets Applicable to Common Shares – 100%				$1,049,893,533

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$13,910,494	$13,910,494
Total unrealized appreciation on interest rate swaps										$13,910,494

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $317,089,603 have been pledged as collateral for reverse repurchase agreements.

(4)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $365,628,780.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,034,821,294 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of Total Investments is 27.5%.

(11)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.9%.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.8% (100.0% Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 65.3% (47.1% of Total Investments)

	Automobiles – 1.1%

$6,120	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$6,012,900

	Banks – 24.1%

7,375	Bank of America Corporation	6.500%	N/A (3)	BBB–	7,909,688
5,510	Bank of America Corporation, (4)	6.300%	N/A (3)	BBB–	5,868,150
2,380	Bank of America Corporation	5.875%	N/A (3)	BBB–	2,360,960
4,000	Barclays Bank PLC, 144A, (4)	10.180%	6/12/21	A–	4,604,164
7,315	Citigroup Inc.	6.125%	N/A (3)	BB+	7,607,600
12,130	Citigroup Inc., (4)	5.875%	N/A (3)	BB+	12,445,258
4,390	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	4,496,370
3,065	Commerzbank AG, 144A	8.125%	9/19/23	BBB	3,509,095
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (3)	BBB+	6,548,255
15,944	JPMorgan Chase & Company	6.750%	N/A (3)	BBB	17,418,819
8,465	JPMorgan Chase & Company	5.300%	N/A (3)	BBB	8,613,138
1,905	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (5)	5.808%	N/A (3)	BBB–	1,913,382
3,320	KeyCorp Convertible Preferred Stock	5.000%	N/A (3)	Baa3	3,212,100
3,000	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	3,652,812
1,340	M&T Bank Corporation	6.450%	N/A (3)	Baa2	1,445,525
4,015	M&T Bank Corporation	5.125%	N/A (3)	Baa2	3,994,925
4,995	PNC Financial Services Inc.	5.000%	N/A (3)	Baa2	4,957,538
2,150	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	2,319,313
4,201	Royal Bank of Scotland Group PLC, (4)	7.648%	N/A (3)	Ba1	5,230,245
4,980	SunTrust Banks Inc.	5.050%	N/A (3)	Baa3	4,889,738
3,010	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	2,994,198
2,821	Wells Fargo & Company	5.900%	N/A (3)	Baa2	2,830,874
7,925	Wells Fargo & Company	5.875%	N/A (3)	Baa2	8,289,550
6,776	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (5)	6.111%	N/A (3)	Baa2	6,831,562
	Total Banks				133,943,259

	Capital Markets – 3.7%

1,950	Bank of New York Mellon	4.950%	N/A (3)	Baa1	1,998,848
3,610	Credit Suisse Group AG, 144A	7.500%	N/A (3)	Ba2	3,721,910
8,015	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	8,175,299
5,050	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	4,974,250
500	Morgan Stanley	5.550%	N/A (3)	BB+	512,500
1,155	State Street Corporation, (4)	5.250%	N/A (3)	Baa1	1,183,875
	Total Capital Markets				20,566,682

	Commercial Services & Supplies – 1.0%

5,495	AerCap Global Aviation Trust, 144A, (4)	6.500%	6/15/45	Ba1	5,666,719

	Consumer Finance – 2.5%

3,110	American Express Company, (4)	5.200%	N/A (3)	Baa2	3,152,763
1,850	American Express Company, (4)	4.900%	N/A (3)	Baa2	1,859,250
5,450	Capital One Financial Corporation, (4)	5.550%	N/A (3)	Baa3	5,586,249
3,560	Discover Financial Services	5.500%	N/A (3)	BB–	3,488,800
	Total Consumer Finance				14,087,062

	Diversified Financial Services – 5.5%

5,875	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	6,161,406
14	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	14,659,000
4,953	Cooperative Rabobank UA, 144A	11.000%	N/A (3)	BBB	5,259,554

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$2,250	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	$2,289,375
2,052	Voya Financial Inc., (4)	5.650%	5/15/53	Baa3	2,069,360
	Total Diversified Financial Services				30,438,695

	Electric Utilities – 2.3%

2,370	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	2,349,263
9,525	Emera Inc., (4)	6.750%	6/15/76	BBB–	10,048,875
	Total Electric Utilities				12,398,138

	Equity Real Estate Investment Trusts – 2.6%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	BB+	14,450,150

	Food Products – 3.3%

2,360	Dairy Farmers of America Inc., 144A, (4)	7.125%	N/A (3)	Baa3	2,537,000
1,285	Land O’ Lakes Capital Trust I, 144A, (4)	7.450%	3/15/28	Ba1	1,419,925
3,120	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	3,385,200
10,170	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	11,136,150
	Total Food Products				18,478,275

	Industrial Conglomerates – 4.4%

24,962	General Electric Corporation	5.000%	N/A (3)	BBB+	24,522,669

	Insurance – 13.2%

2,745	Aegon NV	5.500%	4/11/48	Baa1	2,677,896
4,755	American International Group Inc.	5.750%	4/01/48	Baa2	4,695,563
6,270	Assurant Inc.	7.000%	3/27/48	BB+	6,395,400
21,710	Assured Guaranty Municipal Holdings Inc., 144A, (4)	6.400%	12/15/66	BBB+	21,710,000
1,824	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	1,867,647
3,915	MetLife Inc., 144A	9.250%	4/08/38	BBB	5,324,400
2,960	MetLife Inc.	5.875%	N/A (3)	BBB	3,031,632
335	MetLife Inc.	5.250%	N/A (3)	BBB	341,700
7,254	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	7,979,400
3,325	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,549,438
12,260	QBE Insurance Group Limited, 144A, (4)	7.500%	11/24/43	Baa1	13,349,424
2,335	QBE Insurance Group Limited	6.750%	N/A (3)	BBB	2,412,779
	Total Insurance				73,335,279

	Metals & Mining – 0.7%

1,395	BHP Billiton Finance USA Limited, 144A	6.750%	10/19/75	A–	1,524,037
2,290	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	2,409,080
	Total Metals & Mining				3,933,117

	Multi-Utilities – 0.5%

2,815	NiSource Inc., 144A	5.650%	N/A (3)	BBB–	2,800,925

	U.S. Agency – 0.4%

1	Farm Credit Bank of Texas, (4)	10.000%	N/A (3)	Baa1	851,640
1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	Baa1	1,194,750
1,403	Total U.S. Agency				2,046,390
	Total $1,000 Par (or similar) Institutional Preferred (cost $349,270,758)				362,680,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 40.4% (29.1% of Total Investments) (7)

	Banks – 33.0%

$2,450	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$2,551,063
11,800	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (3)	Ba2	10,856,000
1,110	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	1,170,495

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,200	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	$2,205,544
18,505	Barclays PLC	7.875%	N/A (3)	BB+	19,452,936
12,184	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	13,371,940
8,175	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	8,697,383
3,381	HSBC Holdings PLC	6.375%	N/A (3)	BBB	3,395,741
1,960	HSBC Holdings PLC	6.000%	N/A (3)	BBB	1,899,240
1,000	ING Groep N.V	6.875%	N/A (3)	BBB–	1,027,500
4,890	ING Groep N.V, Reg S	6.500%	N/A (3)	BBB–	4,842,567
17,125	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	16,354,375
22,860	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	23,602,950
4,390	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	4,307,688
5,560	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba2	5,999,796
9,989	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba2	10,609,516
1,476	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba2	1,523,970
5,100	Societe Generale SA, 144A	6.750%	N/A (3)	BB+	4,883,250
3,540	Societe Generale SA, 144A	8.000%	N/A (3)	BB+	3,801,854
7,218	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	7,624,013
5,675	Societe Generale SA, 144A, (4)	7.375%	N/A (3)	BB+	5,965,844
5,600	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	5,838,000
6,330	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	6,630,675
17,075	UniCredit SpA	8.000%	N/A (3)	B+	16,476,897
179,593	Total Banks				183,089,237

	Capital Markets – 5.7%

12,007	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	12,802,343
1,400	Credit Suisse Group AG	7.125%	N/A (3)	Ba2	1,451,100
2,500	Macquarie Bank Limited, 144A	6.125%	N/A (3)	Ba1	2,281,250
687	UBS Group AG	7.125%	N/A (3)	BBB–	712,763
13,710	UBS Group AG	7.000%	N/A (3)	BBB–	14,449,819
30,304	Total Capital Markets				31,697,275

	Diversified Financial Services – 1.7%

8,690	BNP Paribas SA, 144A, (4)	7.375%	N/A (3)	BBB–	9,233,125
$218,587	Total Contingent Capital Securities (cost $229,159,772)				224,019,637

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 33.1% (23.8% of Total Investments)

	Banks – 9.3%

115,900	AgriBank FCB, (6)	6.875%		BBB+	$12,401,300
134,689	Citigroup Inc., (4)	7.125%		BB+	3,764,558
155,800	Cobank Agricultural Credit Bank, (6)	6.250%		BBB+	16,203,200
40,797	Cobank Agricultural Credit Bank, (4), (6)	6.200%		BBB+	4,242,888
107,726	Fifth Third Bancorp	6.625%		Baa3	2,938,765
154,612	Huntington Bancshares Inc.	6.250%		Baa3	4,083,303
38,100	KeyCorp	6.125%		Baa3	1,031,367
192,878	Regions Financial Corporation, (4)	6.375%		BB+	5,252,068
22,000	Wells Fargo & Company, (4)	6.625%		Baa2	604,560
41,069	Zions Bancorporation, (4)	6.300%		BB	1,104,345
	Total Banks				51,626,354

	Capital Markets – 4.4%

54,600	Goldman Sachs Group Inc.	5.500%		Ba1	1,403,220
160,656	Morgan Stanley, (4)	7.125%		BB+	4,509,614
244,100	Morgan Stanley	6.875%		BB+	6,676,135
143,200	Morgan Stanley	6.375%		BB+	3,846,352
191,400	Morgan Stanley	5.850%		BB+	4,963,002
51,800	Northern Trust Corporation, (4)	5.850%		BBB+	1,400,154
54,750	State Street Corporation, (4)	5.350%		Baa1	1,427,880
	Total Capital Markets				24,226,357

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2018

Shares	Description (1)	Coupon	Ratings (2)	Value

	Consumer Finance – 0.9%

185,926	GMAC Capital Trust I	7.198%	B+	$4,940,054

	Food Products – 3.3%

185,400	CHS Inc., (4)	7.875%	N/R	5,324,688
161,100	CHS Inc.	7.100%	N/R	4,486,635
141,800	CHS Inc., (4)	6.750%	N/R	3,804,494
24,000	Dairy Farmers of America Inc., 144A, (6)	7.875%	Baa3	2,430,000
20,500	Dairy Farmers of America Inc., 144A, (6)	7.875%	Baa3	2,367,750
	Total Food Products			18,413,567

	Insurance – 6.6%

324,957	Aspen Insurance Holdings Limited, (4)	5.950%	BBB–	8,335,147
62,000	Aspen Insurance Holdings Limited, (4)	5.625%	BBB–	1,525,200
108,900	Axis Capital Holdings Limited	5.500%	BBB	2,705,076
61,100	Delphi Financial Group Inc., (4), (6)	1.863%	BB+	1,344,200
119,500	Enstar Group Limited	7.000%	BB+	3,067,565
295,125	Kemper Corporation	7.375%	Ba1	7,685,055
163,333	Maiden Holdings NA Limited	7.750%	N/R	3,797,492
62,847	Reinsurance Group of America Inc., (4)	6.200%	BBB+	1,684,928
181,800	Reinsurance Group of America Inc., (4)	5.750%	BBB+	4,695,894
74,800	Torchmark Corp, (4)	6.125%	BBB+	1,956,020
	Total Insurance			36,796,577

	Mortgage Real Estate Investment Trusts – 0.5%

114,600	Wells Fargo REIT, (4)	6.375%	BBB	2,989,914

	Oil, Gas & Consumable Fuels – 1.3%

84,700	NuStar Energy LP, (4)	8.500%	B1	2,036,188
206,369	NuStar Logistics Limited Partnership	9.082%	B+	5,276,855
	Total Oil, Gas & Consumable Fuels			7,313,043

	Thrifts & Mortgage Finance – 2.5%

103,274	Federal Agricultural Mortgage Corporation	6.875%	N/R	2,689,255
145,808	Federal Agricultural Mortgage Corporation	6.000%	N/R	3,769,137
270,100	New York Community Bancorp Inc., (4)	6.375%	Ba1	7,252,185
	Total Thrifts & Mortgage Finance			13,710,577

	U.S. Agency – 4.3%

222	Farm Credit Bank of Texas, 144A, (6)	6.750%	Baa1	23,764,700
	Total $25 Par (or similar) Retail Preferred (cost $176,517,492)			183,781,143
	Total Long-Term Investments (cost $754,948,022) – 138.8%			770,481,040
	Borrowings – (40.5)% (8), (9)			(225,000,000)
	Other Assets Less Liabilities – 1.7% (10)			9,576,624
	Net Assets Applicable to Common Shares – 100%			$555,057,664

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$4,199,937	$4,199,937
Total unrealized appreciation on interest rate swaps										$4,199,937

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $177,661,024.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $553,141,090 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 29.2%.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 147.1% (97.8% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 67.4% (44.9% of Total Investments)

	Automobiles – 0.0%

$1,000	General Motors Financial Company Inc., (3)	5.750%	N/A (4)	BB+	$982,500

	Banks – 28.2%

14,300	Bank of America Corporation	6.500%	N/A (4)	BBB–	15,336,750
16,000	Bank of America Corporation, (3)	6.300%	N/A (4)	BBB–	17,040,000
12,300	Bank of America Corporation, (3)	6.100%	N/A (4)	BBB–	12,819,675
1,000	Bank of Nova Scotia	4.650%	N/A (4)	BBB–	910,000
3,600	Bank One Capital III, (5)	8.750%	9/01/30	BBB+	4,909,705
7,000	Citigroup Inc.	6.250%	N/A (4)	BB+	7,249,270
43,000	Citigroup Inc., (5)	6.125%	N/A (4)	BB+	44,720,000
9,250	Citigroup Inc.	5.950%	N/A (4)	BB+	9,481,250
24,389	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	24,979,945
18,000	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	19,170,000
1,250	Den Norske Bank	2.563%	N/A (4)	Baa2	867,500
1,250	Den Norske Bank	1.573%	N/A (4)	Baa2	858,700
4,500	Dresdner Funding Trust I, 144A	8.151%	6/30/31	BB+	5,568,750
28,500	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	35,237,856
25,580	First Union Capital II, (3), (5)	7.950%	11/15/29	Baa1	31,626,522
30,000	HSBC Capital Funding LP, Debt, 144A, (3)	10.176%	N/A (4)	BBB+	45,150,000
11,000	JPMorgan Chase & Company	6.000%	N/A (4)	BBB	11,366,630
54,000	JPMorgan Chase & Company	6.750%	N/A (4)	BBB	58,995,000
10,000	JPMorgan Chase & Company, (5)	6.100%	N/A (4)	BBB	10,298,300
4,900	JPMorgan Chase & Company	5.300%	N/A (4)	BBB	4,985,750
3,500	JPMorgan Chase & Company	5.150%	N/A (4)	BBB	3,460,625
27,300	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.150%	N/A (4)	BBB–	27,420,120
8,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	9,820,000
12,000	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (4)	Baa3	14,611,248
20,900	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	Baa3	25,447,506
4,800	Lloyds Banking Group PLC, 144A	6.413%	N/A (4)	Baa3	5,016,000
9,850	Lloyds Banking Group PLC, 144A, (3)	6.657%	N/A (4)	Baa3	10,416,375
9	M&T Bank Corporation, (5)	6.375%	N/A (4)	Baa1	9,100,000
29,100	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	31,391,625
25,000	Standard Chartered PLC, 144A	7.014%	N/A (4)	Ba1	26,250,000
3,000	Wells Fargo & Company	5.875%	N/A (4)	Baa2	3,138,000
31,278	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (6)	6.111%	N/A (4)	Baa2	31,534,480
	Total Banks				559,177,582

	Capital Markets – 2.2%

12,100	Bank of New York Mellon	4.950%	N/A (4)	Baa1	12,403,105
18,700	Charles Schwab Corporation	7.000%	N/A (4)	BBB	20,523,250
3,500	Goldman Sachs Group Inc.	5.700%	N/A (4)	Ba1	3,543,750
6,150	Morgan Stanley	5.550%	N/A (4)	BB+	6,303,750
	Total Capital Markets				42,773,855

	Consumer Finance – 0.4%

8,000	Capital One Financial Corporation, (3)	5.550%	N/A (4)	Baa3	8,200,000

	Diversified Financial Services – 2.6%

10,000	Cooperatieve Rabobank U.A. of Netherlands, Reg S	11.000%	N/A (4)	BBB	10,620,000
17,557	Cooperatieve Rabobank U.A. of Netherlands, 144A	11.000%	N/A (4)	BBB	18,645,534
2,861	Countrywide Capital III, (3)	8.050%	6/15/27	BBB	3,541,599
17,705	Voya Financial Inc., (3), (5)	5.650%	5/15/53	Baa3	17,854,784
	Total Diversified Financial Services				50,661,917

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 3.3%

$27,955	Emera Inc., (3), (5)	6.750%	6/15/76	BBB–	$29,492,524
1,600	NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	1,504,000
11,450	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.125% spread), (3), (6)	4.466%	6/15/67	BBB	11,135,231
1,000	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (5), (6)	4.404%	10/01/66	BBB	962,670
23,482	PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (5), (6)	4.999%	3/30/67	BBB	23,034,668
	Total Electric Utilities				66,129,093

	Energy Equipment & Services – 0.7%

14,530	Transcanada Trust, (5)	5.875%	8/15/76	Baa2	14,602,650

	Food Products – 0.2%

4,500	Dairy Farmers of America Inc., 144A, (5)	7.125%	N/A (4)	Baa3	4,837,500

	Insurance – 23.5%

3,598	ACE Capital Trust II	9.700%	4/01/30	BBB+	4,965,240
9,800	AIG Life Holdings Inc., (5)	8.500%	7/01/30	Baa2	12,054,000
4,400	Allstate Corporation, (5)	5.750%	8/15/53	Baa1	4,532,000
1,200	Allstate Corporation	6.500%	5/15/57	Baa1	1,350,000
13,605	American International Group Inc., (5)	8.175%	5/15/58	Baa2	17,244,338
10,000	American International Group Inc., (5)	5.750%	4/01/48	Baa2	9,875,000
2,299	AON Corporation, (5)	8.205%	1/01/27	BBB	2,800,136
5,000	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.750%	N/A (4)	BBB+	5,064,000
900	AXA SA, Reg S	5.500%	N/A (4)	A3	858,789
16,550	AXA SA, (3), (5)	8.600%	12/15/30	A3	21,026,775
17,819	AXA SA, 144A, (3)	6.380%	N/A (4)	Baa1	19,066,330
32,854	Catlin Insurance Company Limited, 144A, (3-Month LIBOR reference rate + 2.975% spread), (6)	5.317%	N/A (4)	BBB+	32,525,460
1,200	Everest Reinsurance Holdings Inc., (3-Month LIBOR reference rate + 2.385% spread), (5), (6)	6.600%	5/01/37	BBB	1,182,000
8,100	Great West Life & Annuity Capital I, 144A, (3)	6.625%	11/15/34	A–	9,464,840
16,150	Hartford Financial Services Group Inc., 144A, (3-Month LIBOR reference rate + 2.125% spread), (5), (6)	3.538%	2/12/47	BBB–	15,181,000
6,000	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	5,770,800
20,369	Liberty Mutual Group, 144A, (3-Month LIBOR reference rate + 2.905% spread), (3), (6)	4.318%	3/15/37	Baa3	20,012,543
30,860	Liberty Mutual Group, 144A, (3), (5)	7.800%	3/15/37	Baa3	36,414,800
3,277	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.358% spread), (5), (6)	7.000%	5/17/66	BBB	3,096,764
10,390	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.040% spread), (5), (6)	6.050%	4/20/67	BBB	9,584,775
6,800	Meiji Yasuda Life Insurance Company, 144A, (5)	5.100%	4/26/48	A3	6,910,500
26,100	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	32,398,713
36,531	MetLife Inc., 144A	9.250%	4/08/38	BBB	49,682,160
3,000	MetLife Inc., (5)	10.750%	8/01/39	BBB	4,608,750
41,904	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	45,989,640
6,243	Oil Insurance Limited, 144A, (3-Month LIBOR reference rate + 2.982% spread), (6)	5.319%	N/A (4)	Baa1	5,979,442
15,997	Provident Financing Trust I, (3), (5)	7.405%	3/15/38	Baa3	17,596,700
6,225	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,645,188
27,180	Prudential Financial Inc., Reg S, (5)	5.625%	6/15/43	BBB+	28,280,790
1,300	Prudential PLC	7.750%	N/A (4)	BBB+	1,323,537
29	XLIT Limited	3.687%	N/A (4)	Baa3	28,520,625
5,405	XLIT Limited, (3-Month LIBOR reference rate + 2.458% spread), (6)	4.795%	N/A (4)	BBB	5,323,925
	Total Insurance				465,329,560

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (5)	5.750%	12/15/53	BBB+	6,030,000

	Metals & Mining – 0.7%

13,000	BHP Billiton Finance USA Limited, 144A, (5)	6.750%	10/19/75	A–	14,202,500

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 0.3%

$2,000	NiSource Inc., 144A	5.650%	N/A (4)	BBB–	$1,990,000
3,000	WEC Energy Group, Inc., (3-Month LIBOR reference rate + 2.113% spread), (5), (6)	4.426%	5/15/67	BBB	2,925,000
	Total Multi-Utilities				4,915,000

	Oil, Gas & Consumable Fuels – 0.1%

3,000	Enterprise Products Operating LLC, (5)	5.250%	8/16/77	Baa2	2,825,610

	Road & Rail – 1.4%

25,485	Burlington Northern Santa Fe Funding Trust I, (3)	6.613%	12/15/55	A	28,543,200

	U.S. Agency – 0.2%

4,000	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	Baa1	4,050,000

	Wireless Telecommunication Services – 3.3%

59	Centaur Funding Corporation, Series B, 144A, (5)	9.080%	4/21/20	BBB–	65,199,180
844,169	Total $1,000 Par (or similar) Institutional Preferred (cost $1,257,781,683)				1,338,460,147

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 61.4% (40.8% of Total Investments) (7)

	Banks – 43.8%

$46,739	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (4)	Baa2	$48,666,984
47,000	Banco Bilbao Vizcaya Argentaria S.A, (3)	6.125%	N/A (4)	Ba2	43,240,000
24,000	Banco Santander SA, Reg S	6.375%	N/A (4)	Ba1	24,060,480
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB–	7,577,500
36,416	Barclays PLC	7.434%	N/A (4)	BB+	36,684,022
4,500	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	4,730,517
45,290	Barclays PLC, (3)	8.250%	N/A (4)	BB+	46,120,981
1,000	Credit Agricole SA, 144A	6.625%	N/A (4)	BBB–	1,015,000
31,550	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB–	34,626,125
19,653	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB–	20,908,827
10,288	Danske Bank A/S, Reg S	6.125%	N/A (4)	BBB–	9,850,760
17,200	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	17,801,897
11,000	DNB Bank ASA, Reg S	5.750%	N/A (4)	BBB	11,022,792
10,000	HSBC Holdings PLC, (5)	6.500%	N/A (4)	BBB	9,810,000
5,000	HSBC Holdings PLC	6.375%	N/A (4)	BBB	5,021,800
4,800	HSBC Holdings PLC, (5)	6.250%	N/A (4)	BBB	4,836,000
4,000	HSBC Holdings PLC, (5)	6.000%	N/A (4)	BBB	3,876,000
66,505	HSBC Holdings PLC, (3)	6.875%	N/A (4)	BBB	69,996,513
5,000	ING Groep N.V, Reg S	6.875%	N/A (4)	BBB–	5,137,500
16,000	ING Groep N.V	6.500%	N/A (4)	BBB–	15,844,800
2,000	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB–	1,910,000
73,428	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	75,814,409
35,090	Nordea Bank AB, 144A, (3)	6.125%	N/A (4)	BBB	34,432,063
12,330	Nordea Bank AB, Reg S	5.250%	N/A (4)	BBB	11,929,275
5,000	Nordea Bank AB, Reg S	6.125%	N/A (4)	BBB	4,906,250
2,000	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	Ba2	2,158,200
27,075	Royal Bank of Scotland Group PLC	8.000%	N/A (4)	Ba2	28,756,899
69,886	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	Ba2	72,157,295
25,400	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB+	24,320,500
1,700	Societe Generale SA, Reg S	6.750%	N/A (4)	BB+	1,627,750
9,000	Societe Generale SA, Reg S	8.250%	N/A (4)	BB+	9,133,308
73,300	Societe Generale SA, 144A	8.000%	N/A (4)	BB+	78,722,001
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	9,506,250
2,000	Standard Chartered PLC, Reg S	6.500%	N/A (4)	Ba1	2,000,000
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	Ba1	13,552,500
15,000	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	15,712,500
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	Ba1	4,923,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$32,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (4)	BBB+	$31,762,224
12,000	Swedbank AB, Reg S	6.000%	N/A (4)	BBB	12,000,000
13,300	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	12,834,128
850,936	Total Banks				868,987,300

	Capital Markets – 11.8%

11,000	Credit Suisse Group AG, Reg S	6.500%	N/A (4)	BBB	11,728,750
58,000	Credit Suisse Group AG, 144A, (3), (5)	7.500%	N/A (4)	BB	61,841,919
22,000	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB	23,471,448
8,200	Credit Suisse Group AG, 144A	6.250%	N/A (4)	BB	8,230,750
1,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	Ba2	1,762,050
5,075	Macquarie Bank Limited, 144A	6.125%	N/A (4)	Ba1	4,630,938
2,676	UBS AG Stamford CT, (5)	7.625%	8/17/22	A–	2,979,726
42,178	UBS Group AG, Reg S	7.125%	N/A (4)	BBB–	43,759,675
16,609	UBS Group AG, Reg S	7.000%	N/A (4)	BBB–	17,505,255
11,700	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	12,211,875
44,800	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	45,762,214
223,938	Total Capital Markets				233,884,600

	Diversified Financial Services – 5.8%

58,750	BNP Paribas, 144A	7.625%	N/A (4)	BBB–	62,568,750
38,585	BNP Paribas, 144A, (3)	7.375%	N/A (4)	BBB–	40,996,562
10,000	BNP Paribas, Reg S	7.375%	N/A (4)	BBB–	10,625,000
107,335	Total Diversified Financial Services				114,190,312
$1,182,209	Total Contingent Capital Securities (cost $1,195,085,707)				1,217,062,212

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 15.5% (10.2% of Total Investments)

	Banks – 6.7%

105,300	AgriBank FCB, (8)	6.875%		BBB+	$11,267,100
645,113	Citigroup Inc.	6.875%		BB+	17,921,239
47,500	Cobank Agricultural Credit Bank, (8)	6.250%		BBB+	4,940,000
53,000	Cobank Agricultural Credit Bank, (3), (8)	6.200%		BBB+	5,512,000
86,000	Fifth Third Bancorp, (3)	6.625%		Baa3	2,346,080
724,000	KeyCorp Preferred Stock, (3)	6.125%		Baa3	19,598,680
2,164,700	PNC Financial Services, (3)	6.125%		Baa2	59,269,485
249,285	Wells Fargo & Company, (3)	5.850%		Baa2	6,478,917
182,000	Wells Fargo & Company	5.625%		Baa2	4,579,120
	Total Banks				131,912,621

	Capital Markets – 1.5%

369,239	Goldman Sachs Group Inc.	5.500%		Ba1	9,489,442
38,534	Morgan Stanley, (3)	7.125%		BB+	1,081,649
640,000	Morgan Stanley, (3)	5.850%		BB+	16,595,200
74,642	State Street Corporation, (3)	5.900%		Baa1	2,025,784
	Total Capital Markets				29,192,075

	Diversified Telecommunication Services – 0.6%

27,195	Qwest Corporation, (5)	7.500%		BBB–	686,946
272,448	Qwest Corporation, (3)	7.000%		BBB–	6,337,140
63,359	Qwest Corporation, (3)	7.000%		BBB–	1,473,097
80,001	Qwest Corporation, (3)	6.875%		BBB–	1,807,223
74,135	Qwest Corporation, (3)	6.125%		BBB–	1,545,715
	Total Diversified Telecommunication Services				11,850,121

	Electric Utilities – 1.2%

160,000	Alabama Power Company, (3)	5.000%		A3	4,072,000
299,756	Integrys Energy Group Inc., (5), (8)	6.000%		BBB	7,868,595
118,877	Interstate Power & Light Company, (3)	5.100%		BBB	2,981,435

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2018

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

102,506	SCE Trust VI	5.000%	Baa1	$2,342,262
151,268	SCE Trust V, (3)	5.450%	Baa1	3,845,233
86,891	Southern Company, (3)	5.250%	BBB	2,129,698
	Total Electric Utilities			23,239,223

	Equity Real Estate Investment Trusts – 0.6%

2,000	DDR Corporation	6.500%	Ba1	49,720
76,450	DDR Corporation, (5)	6.250%	Ba1	1,853,912
152,294	Digital Realty Trust Inc., (5)	7.375%	Baa3	3,965,736
18,639	Kimco Realty Corporation, (5)	5.625%	Baa2	455,724
300	Kimco Realty Corporation	5.500%	Baa2	7,275
2,100	Kimco Realty Corporation	5.250%	Baa2	47,565
82,301	Prologis Inc., (8)	8.540%	BBB	5,279,609
3,488	Public Storage, Inc.	5.625%	A3	88,020
2,586	Public Storage, Inc.	5.200%	A3	64,185
2,705	Public Storage, Inc.	5.050%	A3	66,895
12,199	Ventas Realty LP, (5)	5.450%	BBB+	304,853
2,000	Vornado Realty Trust	5.250%	BBB–	46,320
	Total Equity Real Estate Investment Trusts			12,229,814

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc., 144A, (8)	7.875%	Baa3	9,304,875
32,500	Dairy Farmers of America Inc., 144A, (8)	7.875%	Baa3	3,753,750
	Total Food Products			13,058,625

	Insurance – 2.9%

100,206	Aegon NV, (3)	6.375%	Baa1	2,601,348
608,741	Allstate Corporation, (5)	5.100%	Baa1	15,772,479
54,297	American Financial Group, (5)	6.250%	Baa2	1,397,062
33,829	Arch Capital Group	5.250%	BBB	803,439
131,293	Axis Capital Holdings Limited, (3)	5.500%	BBB	3,283,638
307,730	Hartford Financial Services Group Inc., (3), (5)	7.875%	Baa2	8,739,532
521,842	Prudential PLC, (3)	6.750%	BBB+	13,766,192
416,100	Reinsurance Group of America Inc., (5)	6.200%	BBB+	11,155,641
10,000	W.R. Berkley Corporation, (5)	5.625%	Baa2	246,700
	Total Insurance			57,766,031

	Multi-Utilities – 0.3%

280,000	DTE Energy Company, (3)	5.250%	Baa2	6,868,400

	U.S. Agency – 0.7%

133	Farm Credit Bank of Texas, 144A, (5), (8)	6.750%	Baa1	14,204,250

	Wireless Telecommunication Services – 0.3%

90,850	Telephone & Data Systems Inc., (5)	7.000%	BB+	2,278,518
131,990	Telephone & Data Systems Inc., (5)	6.875%	BB+	3,332,748
11,826	United States Cellular Corporation, (5)	7.250%	Ba1	301,563
10,591	United States Cellular Corporation, (5)	6.950%	Ba1	265,516
	Total Wireless Telecommunication Services			6,178,345
	Total $25 Par (or similar) Retail Preferred (cost $291,884,289)			306,499,505

Shares	Description (1), (9)			Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

966,571	BlackRock Credit Allocation Income Trust IV, (3)			$11,753,503
646,421	John Hancock Preferred Income Fund III, (3)			11,913,539
	Total Investment Companies (cost $34,063,199)			23,667,042

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8% (0.6% of Total Investments)

	Insurance – 0.7%

$5,000	AIG Life Holdings Inc., 144A, (3)	8.125%	3/15/46	Baa2	$6,500,000
6,150	Liberty Mutual Group Inc., 144A, (5)	7.697%	10/15/97	BBB+	8,236,766
11,150	Total Insurance				14,736,766

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (5)	7.000%	3/28/73	BB+	1,664,320
$30,750	Total Corporate Bonds (cost $14,931,798)				16,401,086

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.8% (0.5% of Total Investments)

	Banks – 0.8%

12,700	Wells Fargo & Company, (3)	7.500%		Baa2	$16,116,300
	Total Convertible Preferred Securities (cost $15,192,423)				16,116,300
	Total Long-Term Investments (cost $2,808,939,099)				2,918,206,292

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.4% (2.2% of Total Investments)

	REPURCHASE AGREEMENTS – 3.4% (2.2% of Total Investments)

$66,781	Repurchase Agreements with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $66,782,288, collateralized by $68,290,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $68,119,275	0.900%	8/01/18		$66,780,618
	Total Short-Term Investments (cost $66,780,618)				66,780,618
	Total Investments (cost $2,875,719,717) – 150.5%				2,984,986,910
	Borrowings – (42.6)% (10), (11)				(845,300,000)
	Reverse Repurchase Agreements – (10.1)% (12)				(200,000,000)
	Other Assets Less Liabilities – 2.2% (13)				43,223,215
	Net Assets Applicable to Common Shares – 100%				$1,982,910,125

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$26,116,638	$26,116,638
Total unrealized appreciation on interest rate swaps										$26,116,638

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $790,806,565.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $466,560,231 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,971,947,072 have been pledged as collateral for borrowings.

(11)	Borrowings as a percentage of Total Investments are 28.3%.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.7%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 125.5% (99.1% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 96.6% (76.2% of Total Investments)

	Automobiles – 2.6%

$4,385	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$4,308,263

	Banks – 35.1%

4,545	Bank of America Corporation	6.500%	N/A (3)	BBB–	4,874,512
2,415	Bank of America Corporation	6.300%	N/A (3)	BBB–	2,571,975
740	Bank of America Corporation	5.875%	N/A (3)	BBB–	734,080
2,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	2,302,082
2,480	Citigroup Inc.	6.125%	N/A (3)	BB+	2,579,200
3,355	Citigroup Inc.	5.875%	N/A (3)	BB+	3,442,196
1,500	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	1,536,345
360	Cobank Agricultural Credit Bank	6.250%	N/A (3)	BBB+	383,400
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,289,785
750	Dresdner Funding Trust I, 144A	8.151%	6/30/31	BB+	928,125
3,965	JPMorgan Chase & Company	6.750%	N/A (3)	BBB	4,331,763
3,760	JPMorgan Chase & Company	5.300%	N/A (3)	BBB	3,825,800
500	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (4)	5.808%	N/A (3)	BBB–	502,200
1,320	KeyCorp Convertible Preferred Stock	5.000%	N/A (3)	Baa3	1,277,100
6,500	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	7,914,426
680	M&T Bank Corporation	6.450%	N/A (3)	Baa2	733,550
1,500	M&T Bank Corporation	5.125%	N/A (3)	Baa2	1,492,500
1,500	PNC Financial Services Inc.	5.000%	N/A (3)	Baa2	1,488,750
500	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	539,375
2,500	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba1	3,112,500
850	SunTrust Bank Inc.	5.625%	N/A (3)	Baa3	871,675
1,100	SunTrust Bank Inc.	5.050%	N/A (3)	Baa3	1,080,063
500	US Bancorp, Convertible Bonds, Floating Rate	5.125%	N/A (3)	A3	516,250
1,500	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,492,125
1,525	Wells Fargo & Company	5.900%	N/A (3)	Baa2	1,530,338
2,715	Wells Fargo & Company	5.875%	N/A (3)	Baa2	2,839,890
2,150	Wells Fargo & Company, (3-Month reference rate + 3.770% spread), (4)	6.111%	N/A (3)	Baa2	2,167,630
	Total Banks				57,357,635

	Capital Markets – 7.3%

1,670	Bank of New York Mellon	4.950%	N/A (3)	Baa1	1,711,833
4,040	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	4,120,800
3,920	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	3,861,200
440	Morgan Stanley	5.550%	N/A (3)	BB+	451,000
1,800	State Street Corporation	5.250%	N/A (3)	Baa1	1,845,000
	Total Capital Markets				11,989,833

	Commercial Services & Supplies – 1.9%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	3,093,750

	Consumer Finance – 2.5%

1,000	American Express Company	5.200%	N/A (3)	Baa2	1,013,749
600	American Express Company	4.900%	N/A (3)	Baa2	603,000
1,450	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	1,486,250
1,075	Discover Financial Services	5.500%	N/A (3)	BB–	1,053,500
	Total Consumer Finance				4,156,499

	Diversified Financial Services – 6.5%

1,000	BNP Paribas, 144A	7.195%	N/A (3)	BBB	1,048,750
2	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,140,000

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$3,200	Cooperatieve Rabobank UA, 144A	11.000%	N/A (3)	BBB	$3,398,400
1,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	1,017,500
3,000	Voya Financial Inc.	5.650%	5/15/53	Baa3	3,025,380
	Total Diversified Financial Services				10,630,030

	Electric Utilities – 4.0%

1,270	Electricite de France, 144A	5.250%	N/A (3)	BBB	1,258,887
5,000	Emera Inc.	6.750%	6/15/76	BBB–	5,275,000
	Total Electric Utilities				6,533,887

	Food Products – 5.2%

2,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	2,687,500
640	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	707,200
3,080	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	3,341,800
1,550	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	1,697,250
	Total Food Products				8,433,750

	Industrial Conglomerates – 4.7%

7,742	General Electric Capital Corporation	5.000%	N/A (3)	BBB+	7,605,741

	Insurance – 19.0%

1,030	Aegon NV	5.500%	4/11/48	Baa1	1,004,820
1,530	American International Group Inc.	5.750%	4/01/48	Baa2	1,510,875
4,290	Assurant Inc.	7.000%	3/27/48	BB+	4,375,800
7,270	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	7,270,000
3,205	AXA SA	8.600%	12/15/30	A3	4,071,953
1,000	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	1,023,930
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,360,000
2,675	MetLife Inc.	5.875%	N/A (3)	BBB	2,739,735
325	MetLife Inc.	5.250%	N/A (3)	BBB	331,500
1,000	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,067,500
5,000	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa1	5,444,300
818	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	845,248
	Total Insurance				31,045,661

	Metals & Mining – 2.8%

1,250	BHP Billiton Finance USA Limited, 144A	6.750%	10/19/75	A–	1,365,624
3,000	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	3,156,000
	Total Metals & Mining				4,521,624

	Multi-Utilities – 0.6%

929	NiSource Inc., 144A	5.650%	N/A (3)	BBB–	924,355

	Oil, Gas & Consumable Fuels – 0.5%

865	Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	814,718

	U.S. Agency – 3.9%

5	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	5,662,500
615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	Baa1	622,688
635	Total US Agency				6,285,188
	Total $1,000 Par (or similar) Institutional Preferred (cost $160,367,468)				157,700,934

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 28.9% (22.9% of Total Investments)

	Banks – 6.9%

6,500	AgriBank FCB, (5)	6.875%		BBB+	$695,500
35,422	Citigroup Inc.	7.125%		BB+	990,045
10,400	Cobank Agricultural Credit Bank, (5)	6.250%		BBB+	1,081,600
19,008	Cobank Agricultural Credit Bank, (5)	6.200%		BBB+	1,976,831

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks (continued)

50,000	Fifth Third Bancorp	6.625%	Baa3	$1,364,000
75,000	Huntington Bancshares Inc.	6.250%	Baa3	1,980,750
10,200	KeyCorp	6.125%	Baa3	276,114
100,000	Regions Financial Corporation	6.375%	BB+	2,723,000
7,600	Wells Fargo & Company	6.625%	Baa2	208,848
	Total Banks			11,296,688

	Capital Markets – 6.0%

43,200	Morgan Stanley	7.125%	BB+	1,212,624
181,800	Morgan Stanley	6.875%	BB+	4,972,230
23,100	Morgan Stanley	6.375%	BB+	620,466
69,700	Morgan Stanley	5.850%	BB+	1,807,321
42,821	State Street Corporation	5.350%	Baa1	1,116,772
	Total Capital Markets			9,729,413

	Food Products – 4.0%

46,859	CHS Inc.	7.875%	N/R	1,345,790
81,867	CHS Inc.	7.500%	N/R	2,279,177
75,000	CHS Inc.	7.100%	N/R	2,088,750
31,132	CHS Inc.	6.750%	N/R	835,272
	Total Food Products			6,548,989

	Insurance – 6.7%

73,215	Aspen Insurance Holdings Limited	5.950%	BBB–	1,877,965
74,900	Aspen Insurance Holdings Limited	5.625%	BBB–	1,842,540
95,736	Delphi Financial Group Inc., (5)	1.863%	BB+	2,106,192
31,900	Enstar Group Ltd	7.000%	BB+	818,873
19,895	Hartford Financial Services Group Inc.	7.875%	Baa2	565,018
60,000	Maiden Holdings NA Limited	7.750%	N/R	1,395,000
53,716	Reinsurance Group of America Inc.	6.200%	BBB+	1,440,126
35,002	Reinsurance Group of America Inc.	5.750%	BBB+	904,102
	Total Insurance			10,949,816

	Mortgage Real Estate Investment Trusts – 0.3%

20,787	Wells Fargo REIT	6.375%	BBB	542,333

	Oil, Gas & Consumable Fuels – 2.0%

80,000	NuStar Energy LP	8.500%	B1	1,923,200
50,000	NuStar Energy LP	7.625%	B1	1,116,000
9,796	NuStar Logistics Limited Partnership	9.082%	B+	250,484
	Total Oil, Gas & Consumable Fuels			3,289,684

	Thrifts & Mortgage Finance – 2.0%

6,255	Federal Agricultural Mortgage Corporation	6.875%	N/R	162,880
15,135	Federal Agricultural Mortgage Corporation	6.000%	N/R	391,240
103,800	New York Community Bancorp Inc.	6.375%	Ba1	2,787,030
	Total Thrifts & Mortgage Finance			3,341,150

	U.S. Agency – 1.0%

15	Farm Credit Bank of Texas, 144A, (5)	6.750%	Baa1	1,605,000
	Total $25 Par (or similar) Retail Preferred (cost $48,191,165)			47,303,073
	Total Long-Term Investments (cost $208,558,633)			205,004,007

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.2% (0.9% of Total Investments)

	REPURCHASE AGREEMENTS – 1.2% (0.9% of Total Investments)

$1,879	Repurchase Agreement with fixed Income Clearing Corporation, dated 7/31/18, repurchase price $1,879,337, collateralized by $1,925,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $1,920,188	0.900%	8/01/18	$1,879,290
	Total Short-Term Investments (cost $1,879,290)			1,879,290
	Total Investments (cost $210,437,923) – 126.7%			206,883,297
	Borrowings – (26.0)% (6), (7)			(42,500,000)
	Other Assets Less Liabilities – (0.7)% (8)			(1,144,967)
	Net Assets Applicable to Common Shares – 100%			$163,238,330

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(48)	9/18	$(5,445,501)	$(5,430,000)	$15,501	$(375)
Total payable for variation margin on futures contracts							$(375)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Borrowings as a percentage of Total Investments are 20.5%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2018

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,546,582,799, $754,948,022, $2,808,939,099 and $208,558,633, respectively)	$1,566,683,309	$770,481,040	$2,918,206,292	$205,004,007
Short-term investments, at value (cost approximates value)	21,726,662	—	66,780,618	1,879,290
Cash	1,316,975	—	402,239	—
Cash collateral at broker for investments in futures contracts(1)	—	—	—	32,619
Unrealized appreciation on interest rate swaps	13,910,494	4,199,937	26,116,638	—
Receivable for:
Dividends	184,923	46,936	1,213,041	44,134
Interest	15,727,841	8,041,066	39,508,552	2,015,907
Investments sold	—	2,140,000	283,824	—
Reclaims	50,728	—	—	—
Other assets	302,955	52,145	586,371	13,576
Total assets	1,619,903,887	784,961,124	3,053,097,575	208,989,533
Liabilities
Cash overdraft	—	1,035,217	—	—
Borrowings	437,000,000	225,000,000	845,300,000	42,500,000
Reverse repurchase agreements	125,000,000	—	200,000,000	—
Payable for:
Dividends	6,203,207	3,049,555	11,307,135	773,650
Investments purchased	—	—	10,251,812	2,144,000
Variation margin on futures contracts	—	—	—	375
Accrued expenses:
Interest	91,253	36,794	165,200	98,897
Management fees	1,108,418	560,758	2,050,210	150,137
Trustees fees	297,549	52,754	577,716	1,781
Other	309,927	168,382	535,377	82,363
Total liabilities	570,010,354	229,903,460	1,070,187,450	45,751,203
Net assets applicable to common shares	$1,049,893,533	$555,057,664	$1,982,910,125	$163,238,330
Common shares outstanding	103,332,549	22,757,308	203,817,868	6,831,499
Net asset value (“NAV”) per common share outstanding	$10.16	$24.39	$9.73	$23.89
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,038,179	$68,315
Paid-in surplus	1,037,231,137	538,868,876	1,882,300,812	167,806,709
Undistributed (Over-distribution of) net investment income	(7,492,186)	(1,378,140)	(7,510,114)	270,200
Accumulated net realized gain (loss)	(14,886,749)	(2,393,600)	(29,302,583)	(1,367,769)
Net unrealized appreciation (depreciation)	34,008,006	19,732,955	135,383,831	(3,539,125)
Net assets applicable to common shares	$1,049,893,533	$555,057,664	$1,982,910,125	$163,238,330
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2018

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$38,062,213	$14,496,433	$30,119,238	$3,396,633
Interest	68,151,230	36,040,079	160,551,746	9,439,679
Other	252,381	95,667	358,857	—
Total investment income	106,465,824	50,632,179	191,029,841	12,836,312
Expenses
Management fees	13,364,706	6,819,168	24,876,092	1,818,177
Interest expense	14,033,165	5,622,458	25,099,665	1,009,284
Custodian fees	190,949	102,674	350,959	39,698
Trustees fees	51,221	24,702	95,623	6,350
Professional fees	84,941	47,624	107,358	40,814
Shareholder reporting expenses	189,335	80,470	374,461	26,896
Shareholder servicing agent fees	2,110	112	5,147	76
Stock exchange listing fees	29,498	6,855	58,483	17,814
Investor relations expenses	112,141	51,872	196,007	16,610
Other	154,746	37,801	51,932	20,888
Total expenses	28,212,812	12,793,736	51,215,727	2,996,607
Net investment income (loss)	78,253,012	37,838,443	139,814,114	9,839,705
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	848,433	3,247,091	11,261,782	(836,551)
Futures contracts	—	—	—	88,495
Swaps	(1,273,548)	(1,686,373)	(2,860,856)	42,678
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(86,959,791)	(43,814,872)	(165,107,636)	(10,595,893)
Futures contracts	—	—	—	34,581
Swaps	16,047,360	6,823,891	30,340,940	—
Net realized and unrealized gain (loss)	(71,337,546)	(35,430,263)	(126,365,770)	(11,266,690)
Net increase (decrease) in net assets applicable to common shares from operations	$6,915,466	$2,408,180	$13,448,344	$(1,426,985)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$78,253,012	$70,018,749	$37,838,443	$39,802,785
Net realized gain (loss) from:
Investments and foreign currency	848,433	14,416,303	3,247,091	4,278,233
Futures contracts	—	—	—	—
Options written	—	(209,996)	—	—
Swaps	(1,273,548)	(3,792,884)	(1,686,373)	(4,309,652)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(86,959,791)	19,055,702	(43,814,872)	24,073,726
Futures contracts	—	—	—	—
Options written	—	(7,871)	—	—
Swaps	16,047,360	10,000,912	6,823,891	9,159,385
Net increase (decrease) in net assets applicable to common shares from operations	6,915,466	109,480,915	2,408,180	73,004,477
Distributions to Common Shareholders
From net investment income	(79,235,042)	(75,131,263)	(36,877,950)	(40,143,229)
Return of capital	(537,686)	(1,478,980)	(1,490,871)	(1,638,466)
Decrease in net assets applicable to common shares from distributions to common shareholders	(79,772,728)	(76,610,243)	(38,368,821)	(41,781,695)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	69,163,446	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	73,445
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	69,163,446	—	73,445
Net increase (decrease) in net assets applicable to common shares	(72,857,262)	102,034,118	(35,960,641)	31,296,227
Net assets applicable to common shares at the beginning of period	1,122,750,795	1,020,716,677	591,018,305	559,722,078
Net assets applicable to common shares at the end of period	$1,049,893,533	$1,122,750,795	$555,057,664	$591,018,305
Undistributed (Over-distribution of) net investment income at the end of period	$(7,492,186)	$(8,518,619)	$(1,378,140)	$(2,421,428)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JPS		JPT
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended* 7/31/17
Operations
Net investment income (loss)	$139,814,114	$143,775,734	$9,839,705	$4,962,564
Net realized gain (loss) from:
Investments and foreign currency	11,261,782	6,326,326	(836,551)	(116,773)
Futures contracts	—	—	88,495	(434,242)
Options written	—	—	—	—
Swaps	(2,860,856)	(7,551,821)	42,678	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(165,107,636)	136,866,006	(10,595,893)	7,041,267
Futures contracts	—	—	34,581	(19,080)
Options written	—	—	—	—
Swaps	30,340,940	19,942,616	—	—
Net increase (decrease) in net assets applicable to common shares from operations	13,448,344	299,358,861	(1,426,985)	11,433,736
Distributions to Common Shareholders
From net investment income	(149,193,360)	(151,632,579)	(10,322,661)	(4,349,266)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(149,193,360)	(151,632,579)	(10,322,661)	(4,349,266)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	167,508,239
Net proceeds from shares issued to shareholders due to reinvestment of distributions	109,881	—	196,923	98,071
Net increase (decrease) in net assets applicable to common shares from capital share transactions	109,881	—	196,923	167,606,310
Net increase (decrease) in net assets applicable to common shares	(135,635,135)	147,726,282	(11,552,723)	174,690,780
Net assets applicable to common shares at the beginning of period	2,118,545,260	1,970,818,978	174,791,053	100,273
Net assets applicable to common shares at the end of period	$1,982,910,125	$2,118,545,260	$163,238,330	$174,791,053
Undistributed (Over-distribution of) net investment income at the end of period	$(7,510,114)	$1,363,332	$270,200	$531,299
*	For the period ended January 26, 2017 (commencement of operations) through July 31, 2017.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2018

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$6,915,466	$2,408,180	$13,448,344	$(1,426,985)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(470,368,032)	(210,504,640)	(376,155,666)	(61,574,187)
Proceeds from sales and maturities of investments	446,993,675	207,871,002	428,062,638	59,692,065
Proceeds from (Purchases of) short-term investments, net	16,854,924	—	(51,880,616)	(603,733)
Proceeds from litigation settlement	105,578	—	346,921	—
Taxes paid	—	—	—	(28,482)
Amortization (Accretion) of premiums and discounts, net	1,545,259	321,215	1,769,464	329,082
(Increase) Decrease in:
Cash collateral at brokers for investments in futures contracts	—	570,000	—	153,427
Interest rate swap premiums paid	1,605,108	1,646,888	3,195,850	—
Receivable for dividends	362,117	42,587	(112,409)	(41,039)
Receivable for interest	(538,250)	(269,412)	(1,508,336)	56,912
Receivable for investments sold	724,417	5,394,017	(147,943)	—
Receivable for reclaims	30,362	—	1,920	—
Receivable for variation margin on futures contracts	—	—	—	7,813
Other assets	(59,959)	(9,909)	(111,520)	10,487
Increase (Decrease) in:
Payable for investments purchased	(21,318,896)	(2,478,302)	10,251,812	2,144,000
Accrued interest	(33,487)	(15,109)	(60,435)	48,597
Accrued management fees	4,396	(26,633)	(90,506)	(8,157)
Accrued Trustees fees	55,100	8,625	106,849	(4,447)
Accrued other expenses	43,510	31,550	68,044	(13,525)
Net realized (gain) loss from investments and foreign currency	(848,433)	(3,247,091)	(11,261,782)	836,551
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	86,959,791	43,814,872	165,107,636	10,595,893
Swaps	(16,047,360)	(6,823,891)	(30,340,940)	—
Net cash provided by (used in) operating activities	52,985,286	38,733,949	150,689,325	10,174,272
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	(226,087)	—	—
Net proceeds from reverse repurchase agreements	125,000,000	—	—	—
Repayment of borrowings	(103,000,000)	—	—	—
Cash distributions paid to common shareholders	(80,187,290)	(38,507,862)	(150,287,086)	(10,174,272)
Net cash provided by (used in) financing activities	(58,187,290)	(38,733,949)	(150,287,086)	(10,174,272)
Net Increase (Decrease) in Cash	(5,202,004)	—	402,239	—
Cash at the beginning of period	6,518,979	—	—	—
Cash at the end of period	$1,316,975	$—	$402,239	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$14,066,652	$5,637,567	$25,160,100	$935,197
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	109,881	196,923

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2018	$10.87	$0.76	$(0.70)	$0.06	$(0.77)	$—	$— *	$(0.77)	$—		$10.16	$9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—	(0.76)	—	*	10.67	9.34

JPI

Year Ended 7/31:
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28
2014	25.06	1.98	0.93	2.91	(1.97)	(0.49)	—	(2.46)	—		25.51	23.11

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2018	$437,000	$3,403
2017	540,000	3,079
2016	404,100	3,526
2015	404,100	3,506
2014	402,500	3,572

JPI

Year Ended 7/31:
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.57%	(3.76)%	$1,049,894	2.59%	7.19%	29%
11.16	9.73	1,122,751	1.92	6.82	32
9.01	23.47	1,020,717	1.73	7.58	17
5.36	6.76	1,012,766	1.63	7.55	44
11.97	8.50	1,035,146	1.67	7.73	41

0.37	(1.40)	555,058	2.22	6.56	26
13.62	10.29	591,018	1.93	7.04	19
7.96	20.97	559,722	1.77	7.73	23
5.30	4.83	566,137	1.66	7.80	26
12.34	8.71	580,516	1.73	7.96	37

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2018	1.29%
2017	0.70
2016	0.50
2015	0.41
2014	0.43

JPI

Year Ended 7/31:
2018	0.97
2017	0.67
2016	0.50
2015	0.41
2014	0.45

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired	Offering Costs	Ending NAV	Ending Share Price
JPS
Year Ended 7/31:
2018	$10.39	$0.69	$(0.62)	$0.07	$(0.73)	$—	$—	$(0.73)	$—	$—	$9.73	$8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—	—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—	—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—	—	9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—	—	9.95	8.92
JPT
Year Ended 7/31:
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—	—	23.89	23.17
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—	(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
JPS
Year Ended 7/31:
2018	$845,300	$3,346
2017	845,300	3,506
2016	945,000	3,086
2015	465,800	3,521
2014	464,000	3,581
JPT
Year Ended 7/31:
2018	42,500	4,841
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

0.66%	(6.43)%	$1,982,910	2.48%		6.77%		N/A		N/A		13%
15.83	15.50	2,118,545	2.03		7.18		N/A		N/A		13
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16

(0.84)	(2.36)	163,238	1.77		5.82		N/A		N/A		28
6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2018	1.22%
2017	0.77
2016	0.50
2015	0.40
2014	0.43

JPT

Year Ended 7/31:
2018	0.60
2017(e)	0.42	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)

During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.

*	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (the “current fiscal period”).

Effective September 29, 2017, JPC changed its name from Nuveen Preferred Income Opportunities Fund to the Nuveen Preferred & Income Opportunities Fund and JPS changed its name from Nuveen Preferred Securities Income Fund to the Nuveen Preferred & Income Securities Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return. For the period August 1, 2017 through September 28, 2017, the Fund invested at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. Effective September 29, 2017, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. For the period August 1, 2017 through September 28, 2017, the Fund invested at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. Effective September 29, 2017, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities. The Fund invests at least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

Notes to Financial Statements (continued)

agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$760,267,124		$—	$760,267,124
$25 Par (or similar) Retail Preferred	377,210,444	75,827,325	**	—	453,037,769
Contingent Capital Securities	—	259,899,559		—	259,899,559
Corporate Bonds	—	72,522,951		—	72,522,951
Convertible Preferred Securities	17,854,916	—		—	17,854,916
Common Stocks	3,100,990	—		—	3,100,990

Short-Term Investments:
Repurchase Agreements	—	21,726,662		—	21,726,662

Investments in Derivatives:
Interest Rate Swaps***	—	13,910,494		—	13,910,494
Total	$398,166,350	$1,204,154,115		$—	$1,602,320,465
JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$362,680,260		$—	$362,680,260
Contingent Capital Securities	—	224,019,637		—	224,019,637
$25 Par (or similar) Retail Preferred	121,027,105	62,754,038	**	—	183,781,143

Investments in Derivatives:
Interest Rate Swaps***	—	4,199,937		—	4,199,937
Total	$121,027,105	$653,653,872		$—	$774,680,977

Notes to Financial Statements (continued)

JPS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,338,460,147		$—	$1,338,460,147
Contingent Capital Securities	—	1,217,062,212		—	1,217,062,212
$25 Par (or similar) Retail Preferred	244,369,326	62,130,179	**	—	306,499,505
Investment Companies	23,667,042	—		—	23,667,042
Corporate Bonds	—	16,401,086		—	16,401,086
Convertible Preferred Securities	16,116,300	—		—	16,116,300

Short-Term Investments:
Repurchase Agreements	—	66,780,618		—	66,780,618

Investments in Derivatives:
Interest Rate Swaps***	—	26,116,638		—	26,116,638
Total	$284,152,668	$2,726,950,880		$—	$3,011,103,548
JPT
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$157,700,934		$—	$157,700,934
$25 Par (or similar) Retail Preferred	39,837,950	7,465,123	**	—	47,303,073

Short-Term Investments:
Repurchase Agreements	—	1,879,290		—	1,879,290

Investments in Derivatives:
Futures Contracts***	15,501	—		—	15,501
Total	$39,853,451	$167,045,347		$—	$206,898,798
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the

U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$147,236,598	9.3%
France	74,478,954	4.7
Switzerland	38,359,392	2.4
Italy	37,928,399	2.4
Canada	30,344,250	1.9
Spain	28,654,919	1.8
Australia	28,374,305	1.8
Bermuda	22,064,810	1.4
Netherlands	18,977,232	1.2
Other	21,875,127	1.3
Total non-U.S. securities	$448,293,986	28.2%
JPI
Country:
United Kingdom	$98,988,302	12.8%
France	63,955,725	8.3
Switzerland	33,137,935	4.3
Italy	32,831,272	4.3
Spain	27,511,694	3.6
Australia	24,527,632	3.2
Netherlands	13,807,518	1.8
Bermuda	12,927,912	1.7
Canada	10,048,875	1.3
Other	15,998,196	2.0
Total non-U.S. securities	$333,735,061	43.3%
JPS
Country:
United Kingdom	$551,480,043	18.5%
France	335,001,967	11.2
Switzerland	229,253,663	7.7
Sweden	95,029,812	3.2
Bermuda	72,349,452	2.4
Australia	67,500,421	2.3
Spain	67,300,480	2.3
Canada	66,383,554	2.2
Netherlands	59,577,502	2.0
Other	102,862,883	3.4
Total non-U.S. securities	$1,646,739,777	55.2%
JPT
Country:
United Kingdom	$13,329,008	6.4%
Australia	10,811,173	5.2
France	7,403,520	3.6
Canada	5,275,000	2.6
Bermuda	4,539,378	2.2
Netherlands	4,403,221	2.1
Germany	3,217,910	1.6
Ireland	3,093,750	1.5
Japan	2,106,191	1.0
Total non-U.S. securities	$54,179,151	26.2%

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$21,726,662	$(21,726,662)	$—
JPS	Fixed Income Clearing Corporation	66,780,618	(66,780,618)	—
JPT	Fixed Income Clearing Corporation	1,879,290	(1,879,290)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$8,492,462
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by JPT as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	$15,501
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$88,495	$34,581

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis

Notes to Financial Statements (continued)

representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI, JPS and JPT continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS	JPT
Average notional amount of interest rate swap contracts outstanding*	$326,218,400	$148,350,000	$612,027,600	$800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$13,910,494	—	$—
JPI
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$4,199,937	—	$—
JPS
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$26,116,638	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$13,910,494	$—	$13,910,494	$(12,573,320)	$1,337,174
JPI	Morgan Stanley Capital Services LLC	4,199,937	—	4,199,937	(3,686,312)	513,625
JPS	Morgan Stanley Capital Services LLC	26,116,638	—	26,116,638	(23,591,342)	2,525,296
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(1,273,548)	$16,047,360
JPI	Interest rate	Swaps	(1,686,373)	6,823,891
JPS	Interest rate	Swaps	(2,860,856)	30,340,940
JPT	Interest rate	Swaps	42,678	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Common shares:
Issued in the reorganizations	—	6,435,292	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	2,961

	JPS		JPT*
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	For the Period 1/26/17 (commencement of operations) through 7/31/17
Common shares:
Issued in the reorganizations	—	—	—	—
Sold	—	—	—	6,815,563
Issued to shareholders due to reinvestment of distributions	10,637	—	7,947	3,917
*	Prior to the commencement of operations, the Adviser purchased 4,072 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$470,368,032	$210,504,640	$376,155,666	$61,574,187
Sales and maturities	446,993,675	207,871,002	428,062,638	59,692,065

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,569,258,899	$753,334,765	$2,892,744,984	$210,235,493
Gross unrealized:
Appreciation	$47,052,200	$27,035,582	$140,759,266	$2,074,919
Depreciation	(27,901,128)	(9,889,307)	(48,517,340)	(5,427,115)
Net unrealized appreciation (depreciation) of investments	$19,151,072	$17,146,275	$92,241,926	$(3,352,196)

Tax cost of futures contracts	$ —	$ —	$ —	$ 15,501
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Tax cost of swaps	$ —	$ —	$ —	$ —
Net unrealized appreciation (depreciation) of swaps	13,910,494	4,199,937	26,116,638	—

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2018, the Funds’ tax year end, as follows:

	JPC	JPI	JPS	JPT
Paid-in-surplus	$(10,642,482)	$79,005	$(316,559,787)	$(28,482)
Undistributed (Over-distribution of) net investment income	2,008,463	82,795	505,800	221,857
Accumulated net realized gain (loss)	8,634,019	(161,800)	316,053,987	(193,375)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$2,394,311	$870,571
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2018 and paid on August 1, 2018. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$79,648,373	$37,014,494	$150,415,607	$10,383,131
Distributions from net long-term capital gains	—	—	—	—
Return of capital	537,686	1,490,871	—	—

2017	JPC	JPI	JPS	JPT[3]
Distributions from net ordinary income[2]	$74,906,763	$40,620,651	$151,632,579	$3,479,263
Distributions from net long-term capital gains	—	—	—	—
Return of capital	1,478,980	1,638,466	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	For the period January 26, 2017 (commencement of operations) through July 31, 2017.

As of July 31, 2018, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	JPC[4]	JPI	JPS[4]	JPT
Expiration:
July 31, 2019	$—	$—	$10,696,373	$—
Not subject to expiration:
Short-term	14,801,190	1,574,082	—	949,119
Long-term	—	711,982	—	396,417
Total	$14,801,190	$2,286,064	$10,696,373	$1,345,536

[4]	A portion of JPC's and JPS's capital loss carryforwards is subject to an annual limiation under the Internal Revenue Code and related regulations.

As of July 31, 2018, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	JPC	JPS
Expired capital loss carryforwards	$9,385,427	$316,559,787

During the Funds' tax year ended July 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	JPI	JPS
Utilized capital loss carryforwards	$1,618,510	$7,829,486

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $52,219.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2018, the complex-level fee rate for each Fund was 0.1588%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$450,000,000	$225,000,000	$850,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$437,000,000	$225,000,000	$845,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.70% per annum on the amounts borrowed (0.85% per annum for JPC and JPI and 0.75% per annum for JPS prior to July 18, 2018) and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$439,257,534	$225,000,000	$845,300,000	$42,500,000
Average annual interest rate	2.46%	2.46%	2.37%	2.28%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$365,628,780	$177,661,024	$790,806,565

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$252,381	$95,667	$358,857

Reverse Repurchase Agreements

During the current fiscal period, JPC and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(125,000,000)	N/A	$(125,000,000)	$125,019,791
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(200,000,000)	N/A	(200,000,000)	200,031,666
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC		JPS
Average daily balance outstanding	$125,000,000	**	$200,000,000
Weighted average interest rate	2.47%		2.37%
**	For the period August 9, 2017 (initial purchase of reverse repurchase agreements) through July 31, 2018.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements***	Collateral Pledged to counterparty****	Net Exposure
JPC	BNP Paribas	$(125,019,791)	$125,019,791	$—
JPS	BNP Paribas	(200,031,666)	200,031,666	—
***	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
****	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Notes to Financial Statements (continued)

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPT
% QDI	61.6%	71.3%	64.1%	68.5%
% DRD	45.8%	41.7%	21.2%	55.3%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2018:

	JPC	JPI	JPS	JPT
% of Interest-Related Dividends	24.5%	16.1%	19.3%	19.0%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofAML Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofAML Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofAML U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JPC Blended Benchmark: A blended return consisting of: 1) 50% ICE BofAML Fixed Rate Preferred Securities Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofAML Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark: A blended return consisting of: 1) 40% of the ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Preferred and Income Opportunities Fund (the “Opportunities Fund”), Nuveen Asset Management, LLC (“NAM”) and NWQ Investment Management Company, LLC (“NWQ”), pursuant to which NAM and NWQ serve as investment sub-advisers to such Fund, (b) in the case of Nuveen Preferred and Income Term Fund (the “Term Fund”), NAM, pursuant to which NAM serves as investment sub-adviser to such Fund, (c) in the case of Nuveen Preferred and Income Securities Fund (the “Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum”), pursuant to which Spectrum serves as investment sub-adviser to such Fund, and (d) in the case of Nuveen Preferred and Income 2022 Term Fund (the “2022 Fund”), NAM, pursuant to which NAM serves as investment sub-adviser to such Fund. NAM, NWQ and Spectrum are collectively referred to as the “Sub-Advisers” and each, a “Sub-Adviser.” The Adviser and the Sub-Advisers are collectively referred to as the “Fund Advisers” and each, a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the applicable Fund(s). The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance data for the first quarter of 2018 ending March 31, 2018 (or for such periods available for the 2022 Fund, which did not exist for part of the foregoing time frame). The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Opportunities Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance information reflecting the first quarter of 2018. The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-, three- and five-year periods. The Fund also outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For the Term Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-, three-, and five-year periods and outperformed its benchmark over such periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

For the Securities Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period, the second quartile in the three-year period and third quartile in the five-year period. The Fund also outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For the 2022 Fund, the Board noted that the Fund was new with too limited of a performance history available to make a meaningful assessment of performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Advisers, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients.

The Independent Board Members noted that the Opportunities Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; the Term Fund and the Securities Fund each had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; and the 2022 Fund had a net management fee and a net expense ratio below its respective peer average.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated Sub-Advisers, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Opportunities Fund, the Term Fund and the 2022 Fund had at least one affiliated sub-adviser (i.e., NAM and/or NWQ) and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and NWQ and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

description of the different levels of services provided to other clients of the Adviser and/or its affiliated sub-advisers compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each such affiliated Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

The Board recognized that the Securities Fund had an unaffiliated sub-adviser (i.e., Spectrum) and considered that such Sub-Adviser’s fee is essentially for portfolio management services. The Independent Board Members reviewed the pricing schedule that Spectrum charges for other clients. The Independent Board Members noted that the sub-advisory fee with respect to the Securities Fund was the result of arm’s length negotiations and was reasonable in relation to the fees assessed other clients.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various Sub-Advisers from their relationships with the respective Nuveen fund(s). With respect to NAM and NWQ, the Independent Board Members reviewed such Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016. With respect to Spectrum, the Independent Board Members considered a profitability and margin analysis, generally including revenues, expenses and operating margins for its advisory services to the Securities Fund for the calendar years 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the applicable Fund(s) on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that NAM and NWQ may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM and NWQ may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the applicable Funds to the extent it enhances the ability of NAM or NWQ to manage such Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

With regard to the Securities Fund, Spectrum, the Sub-Adviser of such Fund, does not participate in soft dollar arrangements with respect to Fund portfolio transactions. Although Spectrum may not engage in soft dollar transactions, the Board noted that Spectrum may still receive some indirect compensation as it utilized its own broker-dealer.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		166

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		166

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		166

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		166

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1996 Class III		166

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		166

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		166

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		164

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007		75

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998		166

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016		166

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002		166

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007		166

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		75

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		75

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) of Nuveen Securities, LLC; 2008 Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008		166

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		166

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		166

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988		166

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0718D 600791-INV-Y-09/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred and Income Opportunities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2018	$27,900	$5,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2017	$27,150	$11,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2018	$0	$0	$0	$0
July 31, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (NWQ and Nuveen Asset Management are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (Nuveen Asset Management), (NWQ and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), each responsible for a portion of the registrant’s portfolio as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the Fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the Fund and related preferred security strategies. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the high-grade credit sector team, responsible for trading corporate bonds, and prior to that, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2018, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Companies	8	$6.75 billion
	Pooled Accounts	3	$108 million
	Separately Managed accounts	571	$571 million
Brenda Langenfeld	Registered Investment Companies	6	$7.87 billion
	Pooled Accounts	5	$217 million
	Separately Managed accounts	502	$554 million

* Assets are as of July 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JPC SECURITIES AS OF JULY 31, 2018

Name of Portfolio Manager	None	$1 -$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Douglas Baker	X
Brenda Langenfeld	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management.

Prior to that, she was a currency exchange associate at Fleet National Bank in Singapore covering Asian, Euro, and other major currencies. Susi earned her B.Comm. in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED – AS OF JULY 31, 2018

	Thomas J. Ray		Susi Budiman
(a) RICs
Number of accts	7		3
Assets ($000s)	$1.62 billion		$1.04 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	2		2
Assets ($000s)	$324 million		$324 million
(c) Other
Non-performance fee accts
Number of accts	1462		1462
Assets ($000s)	$1.002 billion	*	$1.93 billion	*
Performance fee accts
Number of accts	0		0
Assets ($000s)	0		0
*	includes approximately $163 million in model-based assets as of 7/31/18

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Executive Committee. Total compensation (TC) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.

NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.

To further strengthen our incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.

Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:

•	Overall performance of client portfolios

•	For NWQ’s analysts, objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.

Lastly, key individuals received retention long-term performance compensation that vests at year-end 2022. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

Item 8(a)(4).	OWNERSHIP OF JPC SECURITIES AS OF JULY 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas J. Ray			X
Susi Budiman	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Opportunities Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2018